UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05611

Name of Fund:  BlackRock MuniVest Fund, Inc. (MVF)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest

             Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2019

Date of reporting period: 08/31/2019

Item	1 – Report to Stockholders

AUGUST 31, 2019

ANNUAL REPORT

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended August 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries across the maturity spectrum and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank and the Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.15%	2.92%
U.S. small cap equities (Russell 2000® Index)	(4.43)	(12.89)
International equities (MSCI Europe, Australasia, Far East Index)	0.34	(3.26)
Emerging market equities (MSCI Emerging Markets Index)	(4.68)	(4.36)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.25	2.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	12.18	15.06
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	8.02	10.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.92	8.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.46	6.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended August 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated by a commitment to sustain the current economic expansion, and ultimately cut interest rates for the first time since 2008 at its July meeting.

Outside of the favorable rate backdrop, municipal technicals remained incredibly supportive with strong demand outpacing moderate supply. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended August 31, 2019, municipal bond funds experienced net inflows of approximately $53 billion (based on data from the Investment Company Institute), although they displayed some bouts of volatility. For the same 12-month period,	S&P Municipal Bond Index
Total Returns as of August 31, 2019
6 months: 5.92%
12 months: 8.26%

total new issuance underwhelmed from a historical perspective at just $331 billion (below the $373 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

A Closer Look at Yields

From August 31, 2018 to August 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 118 basis points (“bps”) from 3.02% to 1.84%, while ten-year rates decreased by 122 bps from 2.44% to 1.22% and five-year rates decreased by 99 bps from 2.02% to 1.03% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 49 bps, led by 53 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds underperformed duration matched U.S. Treasuries, most notably in the front and intermediate part of the curve. However, relative valuations remained stretched versus recent history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. S&P Global Inc.’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of August 31, 2019	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2019 ($15.95)(a)	4.10%
Tax Equivalent Yield(b)	6.93%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Leverage as of August 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BBK(a)(b)	17.16%	12.35%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	15.04	11.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

At a time of strong returns for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues by a wide margin. The Trust further benefited from its positions in health care and school district sectors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. The trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$15.95	$14.35	11.15%	$16.03	$13.06
Net Asset Value	16.82	15.78	6.59	16.83	15.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/19	08/31/18
County/City/Special District/School District	22%	20%
Health	18	18
Utilities	15	12
Transportation	14	17
Education	12	13
State	7	7
Tobacco	6	5
Housing	4	3
Corporate	2	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	3%
2020	6
2021	9
2022	10
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

CREDIT QUALITY ALLOCATION (a)

	08/31/19	08/31/18
AAA/Aaa	3%	3%
AA/Aa	36	36
A	28	26
BBB/Baa	13	17
BB/Ba	6	6
B	2	3
CC	1	—
N/R(b)	11	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Excludes short-term securities.

TRUST SUMMARY	7

Trust Summary as of August 31, 2019	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. Effective July 31, 2019, the Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2019 ($14.53)(a)	4.25%
Tax Equivalent Yield(b)	7.18%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of August 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BAF(a)(b)	12.85%	10.96%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	15.04	11.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

At a time of strong results for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues by a wide margin. The Trust further benefited from its positions in the health care and transportation sectors.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. The Trust’s higher-quality bias was also a headwind to performance at a time when lower-rated bonds outperformed. In addition, the trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$14.53	$13.54	7.31%	$14.87	$12.44
Net Asset Value	15.68	14.86	5.52	15.69	14.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/19	08/31/18
Transportation	27%	25%
County/City/Special District/School District	20	26
Health	17	11
Utilities	12	16
State	8	6
Education	7	5
Housing	6	2
Tobacco	3	1
Corporate	—	1
Financing & Development	—	3
Healthcare	—	3
General Government	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	1%
2020	2
2021	26
2022	5
2023	18

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/19	08/31/18
AAA/Aaa	2%	3%
AA/Aa	49	62
A	30	21
BBB/Baa	12	8
BB/Ba	—	1
B	1	—
N/R(b)	6	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of August 31, 2019	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. Effective July 31, 2019, the Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2019 ($14.19)(a)	4.06%
Tax Equivalent Yield(b)	6.86%
Current Monthly Distribution per Common Share(c)	$0.0480
Current Annualized Distribution per Common Share(c)	$0.5760
Leverage as of August 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BYM(a)(b)	13.66%	12.12%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	15.04	11.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

At a time of strong returns for the overall market, the Trust’s use of leverage aided performance by amplifying price gains and enhancing portfolio income. Holdings in longer-dated securities with maturities of greater than 20 years generated the largest gains, as longer-term bonds outpaced short-term issues by a wide margin. The Trust further benefited from its positions in health care and school district sectors.

The Trust’s higher-quality focus prevented it from holding high-yield bonds, which strongly outperformed investment-grade issues. The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on returns. The trend of net negative issuance exacerbated reinvestment risk as the proceeds from bonds that matured or were called needed to be reinvested at lower prevailing yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$14.19	$13.09	8.40%	$14.26	$12.17
Net Asset Value	15.72	14.70	6.94	15.73	14.15

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/19	08/31/18
Transportation	25%	23%
Health	20	15
County/City/Special District/School District	20	15
Utilities	13	14
Education	7	9
State	6	6
Tobacco	5	3
Housing	4	2
Corporate	—	2
Healthcare	—	5
Financing & Development	—	3
General Government	—	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2019	2%
2020	7
2021	8
2022	9
2023	15

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/19	08/31/18
AAA/Aaa	7%	10%
AA/Aa	45	46
A	24	21
BBB/Baa	16	16
N/R	8	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	11

Trust Summary as of August 31, 2019	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2019 ($15.48)(a)	4.50%
Tax Equivalent Yield(b)	7.60%
Current Monthly Distribution per Common Share(c)	$0.0580
Current Annualized Distribution per Common Share(c)	$0.6960
Leverage as of August 31, 2019(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BLE(a)(b)	18.17%	9.52%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	15.04	11.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

In this environment, the Trust’s holdings in longer-dated securities with maturities of greater than 20 years generated the strongest returns.

The Trust’s significant weighting in investment-grade issues had the largest impact on performance. In contrast, holdings in non-investment grade and unrated bonds made more muted contributions.

At the sector level, positions in state tax-backed, transportation and health care issues made the largest contributions to absolute returns.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had a negative effect on returns.

A decline in the marked-to-market value of a distressed investment, the bonds issued on behalf of a development district located in Missouri, had an adverse impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$15.48	$13.77	12.42%	$15.67	$12.35
Net Asset Value	15.16	14.55	4.19	15.16	14.16

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/19	08/31/18
Transportation	23%	25%
Utilities	19	17
County/City/Special District/School District	17	14
Health	14	14
Tobacco	9	5
State	7	10
Education	6	6
Corporate	5	7
Housing	—	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	10%
2020	13
2021	15
2022	10
2023	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/19	08/31/18
AAA/Aaa	4%	6%
AA/Aa	30	36
A	22	19
BBB/Baa	23	22
BB/Ba	6	7
B	3	5
N/R(b)	12	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of August 31, 2019	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment) municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. Effective July 31, 2019, the Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2019 ($13.60)(a)	4.01%
Tax Equivalent Yield(b)	6.77%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of August 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MFL(a)(b)	12.27%	11.42%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	15.04	11.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

At a time of falling yields, the Trust’s positions in long-duration securities generally provided the best returns. (Duration is a measure of interest rate sensitivity.) The Trust’s use of leverage also aided performance by amplifying price gains and enhancing portfolio income. At the sector level, positions in transportation, state and local tax-backed and health care issues made the largest contributions to absolute returns.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had a negative impact on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$13.60	$12.73	6.83%	$13.72	$11.79
Net Asset Value	14.94	14.09	6.03	14.96	13.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/19	08/31/18
Transportation	42%	37%
State	17	15
Health	16	14
County/City/Special District/School District	12	15
Utilities	4	13
Education	4	4
Tobacco	3	1
Corporate	1	—	(a)
Housing	1	1

(a)	Represents less than 1% of total investments.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	3%
2020	4
2021	14
2022	1
2023	18
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

	08/31/19	08/31/18
AAA/Aaa	7%	6%
AA/Aa	53	62
A	29	24
BBB/Baa	6	4
B	1	—
N/R	4	4

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	15

Trust Summary as of August 31, 2019	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2019 ($9.49)(a)	4.49%
Tax Equivalent Yield(b)	7.58%
Current Monthly Distribution per Common Share(c)	$0.0355
Current Annualized Distribution per Common Share(c)	$0.4260
Leverage as of August 31, 2019(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended August 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MVF(a)(b)	13.47%	10.76%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	15.04	11.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions.) Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable balance of supply and demand in the market.

The Trust benefited from the strong showing of its investments in the transportation, health care and state tax-backed sectors. Within the tax-backed state area, New Jersey and Puerto Rico issues were the best performers. The use of leverage also aided results by amplifying gains and enhancing portfolio income. The Trust’s holdings in longer-dated securities with maturities of greater than 20 years contributed to performance, as did positions in BBB rated and non-investment grade issues.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had a negative impact on returns. Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$9.49	$8.81	7.72%	$9.52	$8.08
Net Asset Value	9.83	9.35	5.13	9.84	9.04

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/19	08/31/18
Transportation	28%	24%
Health	20	22
County/City/Special District/School District	11	11
Utilities	10	6
Education	8	11
State	8	6
Tobacco	7	7
Corporate	5	9
Housing	3	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	7%
2020	13
2021	4
2022	6
2023	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/19	08/31/18
AAA/Aaa	3%	6%
AA/Aa	30	33
A	28	18
BBB/Baa	21	23
BB/Ba	4	4
B	3	3
CC	1	—
N/R(b)	10	13

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% each, of the Trust’s total investments.

TRUST SUMMARY	17

Schedule of Investments August 31, 2019	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 132.2%

Alabama — 0.6%
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	$960	$1,032,845

Arizona — 7.3%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	2,200	2,362,778
Arizona IDA, RB, S/F Housing, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 4.00%, 06/01/44	110	119,462
Arizona IDA, Refunding RB, Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52(a)	130	138,843
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	460	493,810
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 07/01/21(b)	680	724,785
4.75%, 07/01/31	3,070	3,257,454
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,978,065
5.00%, 12/01/37	2,065	2,841,213
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	900	980,109

		12,896,519

Arkansas — 2.2%
City of Benton Arkansas, RB, 4.00%, 06/01/39	505	539,365
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	840	923,925
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,972,735
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	528,054

		3,964,079

California — 19.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	1,900	1,987,647
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program Phase II, Series A, 5.00%, 06/01/43	500	624,475
California Statewide Communities Development Authority, Refunding RB, Adventist Health System, Series A, 4.00%, 03/01/48	1,345	1,459,312
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34(c)	1,000	1,233,330
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	500	537,540
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.75%, 03/01/34	2,000	2,125,500
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/47	1,405	1,673,369
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	525	538,624
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(c)	1,650	1,986,187
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(d)	8,000	4,450,240
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 08/01/30(d)	1,500	1,220,805
0.00%, 08/01/33(d)	4,000	1,699,160
6.20%, 08/01/39(c)	2,605	3,130,585
San Diego Community College District, GO, CAB, Election of 2002, 6.00%, 08/01/33(c)	2,800	3,739,988

Security	Par (000)	Value

California (continued)
State of California, GO, Refunding, Various Purpose, 5.00%, 02/01/38	$3,000	$3,361,380
State of California, GO, Various Purposes:
5.50%, 03/01/40	2,350	2,399,350
6.00%, 03/01/33	1,000	1,023,770
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	1,225	1,246,486

		34,437,748

Colorado — 0.1%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	230	254,132

Connecticut — 1.0%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(b)	550	589,028
State of Connecticut, GO, Series E, 5.00%, 09/15/37	970	1,200,181

		1,789,209

Delaware — 2.1%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
5.00%, 07/01/40	330	380,391
5.00%, 07/01/48	900	1,026,189
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,253,964
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	950	1,098,504

		3,759,048

Florida — 3.1%
County of Miami-Dade Florida, RB, AMT, Seaport Department, Series B, 6.00%, 10/01/31	4,135	4,787,792
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(e)(f)	860	696,600

		5,484,392

Georgia — 1.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	400	474,936
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A:
3.95%, 12/01/43	295	320,656
4.00%, 12/01/48	210	226,237
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/38	255	350,396
5.00%, 05/15/43	330	400,353

		1,772,578

Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	444,324

Idaho — 0.3%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 03/01/39	500	562,070

Illinois — 7.3%
Chicago Board of Education, GO, Series D:
Project, Series C, 5.25%, 12/01/35	775	855,197
Dedicated Revenues, Series C, 5.00%, 12/01/25	425	486,336
Series C, 5.00%, 12/01/25	335	383,347
Dedicated Revenues, Series C, 5.00%, 12/01/34	235	268,544
Dedicated Revenues, Series F, 5.00%, 12/01/23	310	342,110
Dedicated Revenues, Series H, 5.00%, 12/01/36	235	266,826

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO:
5.00%, 12/01/46	$280	$317,447
5.00%, 12/01/46	725	772,154
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/29	1,600	1,688,784
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	870	970,850
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	665	710,878
County of Will Illinois, GO, 5.00%, 11/15/45	600	705,654
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/37	300	349,917
5.00%, 02/15/47	205	233,302
5.00%, 02/15/50	100	113,238
Illinois Finance Authority, Refunding RB:
OSF Health Care System, Series A, 5.00%, 11/15/45	1,205	1,389,293
OSF Healthcare System, 6.00%, 05/15/39	110	113,182
Roosevelt University Project, 6.50%, 10/01/19(b)	395	396,596
6.50%, 10/01/19(b)	505	507,066
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,150	1,248,302
State of Illinois, GO, Series D, 5.00%, 11/01/28	645	754,489

		12,873,512

Iowa(g) — 0.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50	250	277,005

Kansas — 2.5%
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(b)	3,280	3,660,972
5.00%, 09/01/39	720	798,005

		4,458,977

Kentucky — 3.9%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 06/01/37	2,500	2,985,575
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/23(b)	1,830	2,087,920
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
6.45%, 07/01/34	500	554,115
6.60%, 07/01/39	830	913,747
6.75%, 07/01/43	270	297,691

		6,839,048

Louisiana — 1.4%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/39	860	987,865
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,106,679
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 05/01/31	400	422,160

		2,516,704

Maryland — 0.4%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	170	179,224
5.25%, 07/01/44	170	177,682
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	315	349,348

		706,254

Security	Par (000)	Value

Massachusetts — 4.4%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	$630	$739,992
Emerson College Issue, Series A, 5.25%, 01/01/42	565	680,147
Emerson College Issue, 5.00%, 01/01/48	1,115	1,327,508
UMass Darthmouth Student Housing Project, 5.00%, 10/01/48	830	968,278
Worcester Polytechnic Institute, 4.00%, 09/01/49	1,270	1,340,117
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	75	82,234
Emmanuel College Issue, Series A, 5.00%, 10/01/43	750	865,650
International Charter School, 5.00%, 04/15/40	400	439,392
Western New England University, 5.00%, 09/01/43	750	901,650
Massachusetts HFA, RB, M/F Housing, Series A:
3.80%, 12/01/43	160	171,606
3.85%, 06/01/46	205	218,573

		7,735,147

Michigan — 7.3%
Michigan Finance Authority, RB:
Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	1,555	1,825,477
Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	240	259,118
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 5.00%, 11/15/41	5,560	6,694,351
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 3.80%, 10/01/38	1,690	1,849,502
State of Michigan Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,100	2,236,374

		12,864,822

Minnesota — 2.4%
City of Maple Grove Minnesota, Refunding RB, Maple Grove Hospital, Corp., 4.00%, 05/01/37	880	981,059
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/49	560	683,866
City of Otsego Minnesota, Refunding RB, Kaleidoscope Charter School Project, Series A, 5.00%, 09/01/44	425	447,861
City of State Cloud Minnesota, Refunding RB, Centracare Health System, 5.00%, 05/01/48	280	345,489
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41	290	349,346
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 05/01/40	1,045	1,045,261
College of St. Benedict, Series 8-K, 4.00%, 03/01/43	385	409,267

		4,262,149

Mississippi — 0.7%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	429,536
Mississippi Development Bank, RB, CAB, Special Obligation, Hinds Community College District (AGM), 5.00%, 04/01/21(b)	845	897,069

		1,326,605

Missouri — 2.6%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	957,861
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.00%, 10/01/39	500	560,195
A.T. Still University of Health Sciences, 4.25%, 10/01/32	320	349,593
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	536,975
Heartland Regional Medical Center, 4.13%, 02/15/43	300	313,665
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,141,190
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A, 5.00%, 06/01/42	540	663,968

		4,523,447

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 1.0%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	$600	$658,524
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	400	457,888
Nebraska Public Power District, Refunding RB, Series A:
4.00%, 01/01/44	400	413,280
5.00%, 01/01/32	250	271,070

		1,800,762

Nevada — 1.0%
City of Las Vegas Nevada, RB, Special Assessment, No. 809 Summerlin Area, 5.65%, 06/01/23	610	612,922
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 07/01/36	1,000	1,119,820

		1,732,742

New Hampshire — 0.2%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	255	264,925
Series C, AMT, 4.88%, 11/01/42	145	150,990

		415,915

New Jersey — 13.3%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	660	768,577
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 07/01/42	200	222,448
School Facilities Construction, Series UU, 5.00%, 06/15/40	425	473,922
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	7,500	8,926,275
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hospital Asset Transfer Program, 5.00%, 10/01/37	685	808,512
St. Barnabas Health Care System, Series A, 4.63%, 07/01/21(b)	510	542,293
St. Barnabas Health Care System, Series A, 5.00%, 07/01/25	500	553,510
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(b)	1,700	1,838,278
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	1,860	2,168,053
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,000	619,600
Transportation Program, Series AA, 5.00%, 06/15/45	900	1,015,722
Transportation Program, Series AA, 5.00%, 06/15/46	400	451,420
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,070	1,286,397
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	140	166,841
South Jersey Port Corp., RB, Marine Terminal, Series B, AMT, 5.00%, 01/01/35	625	743,006
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/35	760	917,062
5.25%, 06/01/46	1,810	2,121,935

		23,623,851

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	450	526,221

New York — 4.8%
City of New York Industrial Development Agency, RB, PILOT (AMBAC), 5.00%, 01/01/39	925	927,155

Security	Par (000)	Value

New York (continued)
City of New York Water & Sewer System, Refunding RB, 2nd Generation, Fiscal 2013, 5.00%, 06/15/47	$1,000	$1,119,070
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	920,313
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	500	538,240
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,160	1,160,684
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(b)	800	815,744
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	405	458,282
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,295	1,366,588
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	1,190	1,257,330

		8,563,406

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 07/01/21(b)	480	512,928

Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 06/01/47	2,000	2,050,020
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	2,000	2,106,640
Northwest Local School District/Hamilton & Butler Counties, GO, School Improvements, 4.00%, 12/01/50	1,135	1,202,192
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	395	439,157
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	1,500	1,603,980

		7,401,989

Oklahoma — 0.9%
City of Oklahoma Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	858,679
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	605	726,000

		1,584,679

Oregon — 1.4%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	675	771,228
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	1,475	1,710,498

		2,481,726

Pennsylvania — 5.7%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	335	414,425
5.00%, 06/01/34	750	924,780
(AGM), 4.00%, 06/01/39	1,365	1,540,294
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University:
Series A, 4.00%, 09/01/49	495	548,138
Project, 4.00%, 09/01/49	715	788,209
Delaware River Port Authority, RB:
4.50%, 01/01/32	1,500	1,691,985
Series D (AGM), 5.00%, 01/01/20(b)	2,600	2,632,942
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 07/01/45	1,250	1,483,175

		10,023,948

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 5.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$315	$319,864
5.63%, 05/15/43	345	350,323
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,305	1,359,967
5.13%, 07/01/37	375	391,301
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	385	390,613
6.00%, 07/01/44	700	710,248
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	838	858,280
Series A-1, 5.00%, 07/01/58	3,165	3,297,740
Series A-2, 4.33%, 07/01/40	451	457,923
Series A-2, 4.78%, 07/01/58	1,028	1,054,954

		9,191,213

Rhode Island — 3.8%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/43	900	945,630
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 05/15/32	1,155	1,263,847
Rhode Island Housing & Mortgage Finance Corp., RB, (FHA), S/F Housing, Series 3-B, 4.13%, 10/01/49	480	498,672
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	1,000	1,117,470
Series B, 4.50%, 06/01/45	2,730	2,828,990

		6,654,609

South Carolina — 0.8%
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,132,700
State of South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/36	175	207,645

		1,340,345

South Dakota — 0.5%
City of Rapid City South Dakota, RB, 4.00%, 12/01/48	740	803,018

Tennessee — 2.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	1,950	2,206,152
City of Johnson Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 08/15/42	800	865,080
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	980,113
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	276,785
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	675	798,525

		5,126,655

Texas — 9.9%
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41(d)	11,690	4,745,088
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/38(d)	10,760	5,134,134
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	890	999,505

Security	Par (000)	Value

Texas (continued)
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 08/15/24(b)	$370	$207,267
0.00%, 08/15/35	3,630	1,993,233
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	760	854,012
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	1,355	1,419,525
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,091,160

		17,443,924

Utah — 0.8%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	530	641,952
State of Utah Charter School Finance Authority, RB, Utah Charter Academies Project, 5.00%, 10/15/48	360	426,107
State of Utah Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 04/15/42	400	425,976

		1,494,035

Vermont — 0.6%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	500	543,025
Vermont Student Assistance Corp., RB, Series A, 4.13%, 06/15/30	500	541,345

		1,084,370

Virginia — 1.9%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	490	546,732
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay:
5.00%, 09/01/44	585	680,624
4.00%, 09/01/48	375	398,014
Virginia HDA, RB, M/F Housing, Rental Housing, Series B, 4.00%, 06/01/53	385	413,144
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(g)	470	498,341
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	725	803,619

		3,340,474

Washington — 0.4%
State of Washington Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/38(a)	600	697,260

West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,305	1,440,120

Wisconsin — 1.1%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 08/01/35	280	289,044
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	800	968,776
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 07/01/37	665	769,378

		2,027,198

Total Municipal Bonds — 132.2% (Cost — $207,935,848)		234,092,002

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 1.0%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(i)	$1,451	$1,839,876

Colorado — 1.4%
State of Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 5.00%, 08/01/44(i)	1,950	2,376,172

Connecticut — 1.8%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	2,611	3,084,694

District of Columbia — 2.1%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	$2,992	$3,690,401

Michigan — 3.4%
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	5,385	5,948,756

New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,400	1,475,716

New York — 12.5%
City of New York, GO, Refunding, Fiscal 2015, Series B, 4.00%, 08/01/32	3,990	4,412,102
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013:
Series BB, 4.00%, 06/15/47	3,660	3,920,775
Series CC, 5.00%, 06/15/47	6,000	6,786,599
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(b)	1,548	1,645,443
5.75%, 02/15/47	952	1,012,226
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,744,326
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,560	1,680,182

		22,201,653

Texas — 3.8%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,999	3,158,230
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,580	1,746,985
City of San Antonio Texas Water System, Refunding RB, Water System, Junior Lien, Series C, 5.00%, 05/15/46	1,515	1,834,680

		6,739,895

Security	Par (000)	Value

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.00%, 07/01/48	$1,996	$2,475,411

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.2% (Cost — $47,015,072)		49,832,574

Total Long-Term Investments — 160.4% (Cost — $254,950,920)		283,924,576

	Shares

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.20%(j)(k)	7,802	7,802

Total Short-Term Securities — 0.0% (Cost — $7,802)		7,802

Total Investments — 160.4% (Cost — $254,958,722)		283,932,378

Other Assets Less Liabilities — 1.2%		2,268,206

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.5)%		(29,270,810)

VMTP Shares at Liquidation Value — (45.1)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$177,029,774

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to August 1, 2027 is $3,678,119. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,100,576	(2,092,774)	7,802	$7,802	$24,987	$537	$—

(a)	Includes net capital gain distributions, if applicable.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Bond Trust (BBK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	22	12/19/19	$2,898	$(2,958)
Long U.S. Treasury Bond	48	12/19/19	7,932	(29,029)
5-Year U.S. Treasury Note	20	12/31/19	2,400	(2,394)

				$(34,381)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$34,381	$—	$34,381

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,949,350)	$—	$(1,949,350)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(61,903)	$—	$(61,903)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,301,432

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$283,924,576	$—	$283,924,576
Short-Term Securities	7,802	—	—	7,802

	$7,802	$283,924,576	$—	$283,932,378

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(34,381)	$—	$—	$(34,381)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Bond Trust (BBK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(29,194,266)	$—	$(29,194,266)
VMTP Shares at Liquidation Value	—	(79,900,000)	—	(79,900,000)

	$—	$(109,094,266)	$—	$(109,094,266)

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 97.4%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$335	$359,740

Arizona — 2.0%
Arizona IDA, RB, S/F Housing, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 5.00%, 06/01/58	745	892,935
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	300	342,858
County of Maricopa Pollution Control Corp., Refunding RB, EL Paso Electric Co. Palo Varde Project, Series B, 3.60%, 04/01/40	1,400	1,489,992

		2,725,785

California — 8.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,120	1,173,357
California Municipal Finance Authority, Refunding RB, Emerson College, Series B, 5.00%, 01/01/36	750	906,112
California Statewide Communities Development Authority, Refunding RB, Adventist Health System, Series A, 4.00%, 03/01/42	1,000	1,107,240
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(a)	1,025	1,214,748
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,000	1,086,400
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	1,835	2,120,397
5.25%, 05/15/38	520	591,812
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,000	1,176,830
5.50%, 11/01/31	1,500	1,763,085
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	505	582,725
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	380	449,240

		12,171,946

Colorado — 4.0%
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(b)	915	475,498
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,767,920
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series B-1, 4.00%, 11/09/22(a)	680	741,771
Denver International Business Center Metropolitan District No. 1, GO, Series A, 4.00%, 12/01/48	555	565,196

		5,550,385

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	415	450,682

Florida — 9.7%
Capital Trust Agency, Inc., RB, Advantage Academy of Hillsborough Projects, Series A:
5.00%, 12/15/49	160	175,843
5.00%, 12/15/54	140	153,875
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	4,867,000
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	795	913,940
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	4,215	4,904,448

Security	Par (000)	Value

Florida (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	$1,305	$1,470,761
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	745	849,538

		13,335,405

Georgia — 5.0%
Brookhaven Development Authority, RB, Children’s Healthcare of Atlanta, Series A, 3.00%, 07/01/46	980	994,004
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	2,500	2,660,200
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,225	3,220,554

		6,874,758

Idaho — 0.5%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 4.00%, 12/01/43	670	746,970

Illinois — 19.8%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 01/01/30	1,000	1,012,710
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(a)	690	732,732
Series A, 5.75%, 01/01/39	135	142,603
Series C, 6.50%, 01/01/21(a)	3,740	4,008,382
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	3,185	3,415,021
5.25%, 12/01/40	3,000	3,206,970
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,079,500
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	1,480	1,562,051
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/43	1,430	1,567,595
5.50%, 12/01/38	855	949,469
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	1,885	2,037,120
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/37	520	606,523
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	915	985,336
6.00%, 06/01/21	260	282,225
State of Illinois, GO:
5.25%, 02/01/31	610	677,417
5.25%, 02/01/32	1,010	1,120,736
5.50%, 07/01/33	1,000	1,109,300
5.50%, 07/01/38	270	297,896
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	345	404,485

		27,198,071

Louisiana — 1.5%
Louisiana Public Facilities Authority, RB, Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 07/01/47	1,240	1,447,303
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	640	641,255

		2,088,558

Maine — 0.3%
State of Maine Housing Authority, RB, S/F Housing, Mortgage Purchase Bonds, Series B, 3.35%, 11/15/44	340	357,479

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 1.6%
Maryland Community Development Administration, Refunding RB, S/F Housing:
Series A, 4.10%, 09/01/38	$710	$787,418
Series B, 3.35%, 09/01/42	1,345	1,407,368

		2,194,786

Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	695	816,340
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	583,385

		1,399,725

Michigan — 0.0%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/36	5	5,019

Minnesota — 2.9%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	3,050	3,376,197
5.25%, 02/15/58	520	628,259

		4,004,456

Mississippi — 1.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,203,340
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,161,320

		2,364,660

Missouri — 0.5%
State of Missouri Health & Educational Facilities Authority, Refunding RB, Mosaic Health System , Series A, 4.00%, 02/15/54	680	752,944

Nevada — 1.1%
Nevada Housing Division, RB, S/F Housing, Senior Series A (Ginnie Mae, Fannie Mae & Freddie Mac):
3.30%, 10/01/44	660	685,324
3.40%, 10/01/49	725	755,588

		1,440,912

New Jersey — 5.9%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	300	329,631
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.00%, 06/15/46	2,070	2,423,991
Transportation System, Series AA, 5.50%, 06/15/39	1,620	1,812,861
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	270	306,139
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/35	580	699,863
5.00%, 06/01/46	1,365	1,566,474
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	810	904,413

		8,043,372

New York — 2.4%
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(a)	1,565	1,711,860
Series A-1, 5.25%, 11/15/39	1,000	1,145,890
Westchester New York Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	415	435,895

		3,293,645

Security	Par (000)	Value

Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	$1,130	$1,138,475
Ohio Higher Educational Facility Commission, Refunding RB, Ohio Wesleyan University, 4.00%, 10/01/49	825	908,102
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	470	533,225

		2,579,802

Oregon — 0.4%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	510	266,072
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, GO, CAB, Deferred Interest, Series A, 0.00%, 06/15/38(b)	530	295,973

		562,045

Pennsylvania — 4.3%
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Mortgage, Series 123-B, 4.00%, 10/01/42	530	574,584
Series 129, 3.40%, 10/01/49	1,685	1,736,797
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/43	1,720	1,950,411
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,500	1,675,575

		5,937,367

Puerto Rico — 2.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	153	156,703
Series A-1, 5.00%, 07/01/58	865	901,278
Series A-2, 4.78%, 07/01/58	2,693	2,763,610

		3,821,591

Rhode Island — 0.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	1,050	1,173,343

South Carolina — 7.5%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,525	1,757,075
South Carolina Jobs EDA, Refunding RB:
Anmed Health Projects, 5.00%, 02/01/38	2,875	3,289,690
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	785	950,831
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	880	1,070,793
State of South Carolina Public Service Authority, RB, Series E:
5.00%, 12/01/48	440	489,900
5.50%, 12/01/53	500	566,350
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,825	2,132,604

		10,257,243

Tennessee — 2.1%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	230	249,357
5.25%, 10/01/58	2,155	2,639,379

		2,888,736

Texas — 5.6%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	980	1,109,527
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,000	1,146,540

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	$2,555	$2,885,438
1st Tier (AGM), 6.00%, 01/01/21(a)	1,000	1,064,280
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	440	494,428
Texas Transportation Commission, RB, First Tier Toll Revenue:
0.00%, 08/01/39(b)	1,000	457,220
0.00%, 08/01/43(b)	795	287,265
5.00%, 08/01/57	240	285,422

		7,730,120

Virginia — 0.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	370	400,610

Washington — 2.2%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,025	1,084,962
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(a)	795	841,508
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/43(c)	900	1,038,393

		2,964,863

Total Municipal Bonds — 97.4% (Cost — $122,561,891)		133,675,018

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 12.2%
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	1,640	1,865,894
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,775	3,367,157
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 08/01/21(a)	10,680	11,552,449

		16,785,500

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(e)	1,490	1,636,735

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,306	1,542,347

District of Columbia — 0.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	790	868,913

Georgia — 0.8%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,124,691

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,700	1,914,115

Illinois — 5.5%
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	825	971,241
Series B, 5.00%, 01/01/40	3,329	3,954,459
Series C, 5.00%, 01/01/38	2,252	2,623,271

		7,548,971

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,455	1,588,045

Security	Par (000)	Value

Michigan — 3.7%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	$1,624	$1,824,046
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,650	3,197,278

		5,021,324

Nevada — 3.2%
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,100	4,375,397

New Jersey — 5.6%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(a)(e)	6,020	6,683,525
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,000	1,054,083

		7,737,608

New York — 14.9%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(e)	2,620	3,294,362
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,890	2,110,317
City of New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	3,019	3,295,265
Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 12/15/21(a)	4,993	5,474,209
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(e):
5.75%, 02/15/21(a)	619	658,177
5.75%, 02/15/47	381	404,890
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,237,319
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(e)	1,740	1,908,954

		20,383,493

North Carolina — 2.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,400	2,844,072
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	974	1,055,451

		3,899,523

Pennsylvania — 3.6%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,349	1,598,102
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,094	1,340,084
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,640	1,972,313

		4,910,499

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,982	2,156,694

Texas — 6.9%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,456	4,968,987
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(a)	2,310	2,506,789

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	$1,114	$1,193,824
3.75%, 09/01/49	790	847,118

		9,516,718

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(e)	1,337	1,688,505

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(e)	1,511	1,671,699

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,342	1,467,027
4.45%, 05/01/57	1,678	1,833,816

		3,300,843

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 71.2% (Cost — $90,774,668)		97,671,620

Total Long-Term Investments — 168.6% (Cost — $213,336,559)		231,346,638

Security	Shares	Value

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.20%(f)(g)	466,968	$467,015

Total Short-Term Securities — 0.3% (Cost — $467,015)		467,015

Total Investments — 168.9% (Cost — $213,803,574)		231,813,653

Other Assets Less Liabilities — 1.4%		1,821,216

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (39.5)%		(54,209,357)

VMTP Shares at Liquidation Value — (30.8)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$137,225,512

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to August 1, 2027, is $9,982,545. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	690,077	(223,109)	466,968	$467,015	$13,255	$397	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	9	12/19/19	$1,185	$(1,179)
Long U.S. Treasury Bond	34	12/19/19	5,619	(20,563)
5-Year U.S. Treasury Note	16	12/31/19	1,920	(1,944)

				$(23,686)

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Investment Quality Trust (BAF)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$23,686	$—	$23,686

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,341,790)	$—	$(1,341,790)

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$—	$—	$(34,362)	$—	$(34,362)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,983,182

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$231,346,638	$—	$231,346,638
Short-Term Securities	467,015	—	—	467,015

	$467,015	$231,346,638	$—	$231,813,653

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(23,686)	$—	$—	$(23,686)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(54,029,549)	$—	$(54,029,549)
VMTP Shares at Liquidation Value	—	(42,200,000)	—	(42,200,000)

	$—	$(96,229,549)	$—	$(96,229,549)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments August 31, 2019	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 112.3%

Alabama — 2.7%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 5.00%, 03/01/45(a)	$1,165	$1,358,844
City of Birmingham Alabama Airport Authority, ARB, (AGM), 5.50%, 07/01/40	5,800	5,977,074
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(b)	3,800	3,999,044

		11,334,962

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,154,059

Arizona — 0.5%
Arizona IDA, RB, S/F Housing, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 4.00%, 06/01/44	260	282,365
Arizona State University, RB, Green Bonds, Series B, 5.00%, 07/01/42	1,395	1,700,952

		1,983,317

California — 10.2%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,465	2,303,185
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 01/01/28(b)	10,100	13,341,999
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,620	1,777,496
California Statewide Communities Development Authority, Refunding RB, Adventist Health System, Series A, 4.00%, 03/01/48	3,175	3,444,843
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(a)	1,580	1,599,861
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 07/01/38	2,000	1,256,860
CAB, Series G, 0.00%, 07/01/34	725	386,360
CAB, Series G, 0.00%, 07/01/35	775	388,376
CAB, Series G, 0.00%, 07/01/36	1,155	544,086
CAB, Series G, 0.00%, 07/01/37	770	341,226
CAB, Series K-2, 0.00%, 07/01/38	1,745	940,346
CAB, Series K-2, 0.00%, 07/01/39	2,115	1,087,850
CAB, Series K-2, 0.00%, 07/01/40	2,715	1,335,047
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	1,400	1,106,392
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	1,100	1,178,496
State of California, GO, Various Purposes, 5.00%, 04/01/42	3,000	3,266,700
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	1,415	1,658,804
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/37(c)	10,000	6,494,400

		42,452,327

Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	960	989,376
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	1,305	1,463,571

		2,452,947

Connecticut — 1.5%
State of Connecticut, GO, Series E, 5.00%, 09/15/37	2,280	2,821,044

Security	Par (000)	Value

Connecticut (continued)
University of Connecticut, RB, Series A, 5.00%, 01/15/34	$2,620	$3,199,832

		6,020,876

Delaware — 0.8%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
5.00%, 07/01/40	770	887,579
5.00%, 07/01/48	2,110	2,405,843

		3,293,422

District of Columbia — 2.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	9,500	9,828,320

Florida — 5.4%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,795	1,995,555
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	2,770	3,223,089
County of Miami-Dade Florida Aviation, Refunding ARB, Aviation, Miami International Airport, Series A-1, 5.50%, 10/01/20(b)	5,000	5,235,950
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,910	4,527,193
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	685	819,027
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	630	710,023
5.00%, 08/01/47	1,845	2,069,260
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,340	1,525,791
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	2,000	2,169,540

		22,275,428

Georgia — 3.4%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	7,500	7,980,600
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	1,500	1,781,010
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	545	649,171
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A:
3.95%, 12/01/43	685	744,574
4.00%, 12/01/48	500	538,660
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/38	595	817,590
5.00%, 05/15/43	775	940,222
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	155	178,197
5.00%, 04/01/44	595	676,337

		14,306,361

Hawaii — 1.2%
State of Hawaii Harbor System, RB, Series A, 5.50%, 07/01/35	5,000	5,172,300

Illinois — 13.2%
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, 5.63%, 01/01/21(b)	1,230	1,304,489
3rd Lien, 5.63%, 01/01/35	295	310,945
Senior Lien, Series D, 5.25%, 01/01/42	3,300	4,024,383

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 01/01/34	$9,800	$10,972,472
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	3,500	3,962,070
Sales Tax Receipts, 5.25%, 12/01/36	650	696,943
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.13%, 12/01/38	7,700	8,426,418
5.50%, 12/01/38	1,000	1,110,490
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	210	224,013
County of Will Illinois, GO, 5.00%, 11/15/45	1,400	1,646,526
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/37	700	816,473
5.00%, 02/15/47	480	546,269
5.00%, 02/15/50	240	271,771
Illinois Finance Authority, Refunding RB:
OSF Health Care System, Series A, 5.00%, 11/15/45	2,815	3,245,526
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	3,130	3,302,839
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	390	441,355
University of Chicago Medical Center, Series B, 4.00%, 08/15/41	900	996,282
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	710	770,691
State of Illinois, GO:
5.25%, 07/01/29	8,345	9,162,309
5.50%, 07/01/33	880	976,184
5.50%, 07/01/38	1,475	1,627,397

		54,835,845

Indiana — 0.3%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,184,700

Iowa — 0.8%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Genesis Health System, 5.50%, 07/01/33	3,000	3,380,130

Maryland — 1.8%
County of Montgomery Maryland, RB, Trinity Health Credit Group, 4.00%, 12/01/44	1,810	1,963,687
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	745	826,235
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System Issue, 4.00%, 07/01/48	4,000	4,473,400

		7,263,322

Massachusetts — 3.2%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	2,370	2,783,778
Emerson College Issue, 5.00%, 01/01/48	2,595	3,089,581
UMass Darthmouth Student Housing Project, 5.00%, 10/01/48	1,970	2,298,202
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	185	202,845
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	190	219,661
Western New England University, 5.00%, 09/01/43	1,750	2,103,850
Massachusetts HFA, RB, M/F Housing, Series A:
3.80%, 12/01/43	365	391,477
3.85%, 06/01/46	490	522,443

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	$1,395	$1,576,936

		13,188,773

Michigan — 7.0%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,100	1,177,055
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	3,640	4,273,141
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/41	2,235	2,690,985
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	9,020	9,681,346
Trinity Health Credit Group, 5.00%, 12/01/21(b)	30	32,590
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 3.80%, 10/01/38	3,965	4,339,217
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,560	1,774,796
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,169,680
Series I-A, 5.38%, 10/15/41	800	865,464
Series II-A, 5.38%, 10/15/36	1,500	1,627,260
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	430	489,908

		29,121,442

Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/49	1,315	1,605,865
City of State Cloud Minnesota, Refunding RB, Centracare Health System, 5.00%, 05/01/48	655	808,198

		2,414,063

Nebraska — 1.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	6,345	7,010,019

Nevada — 1.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	3,000	3,036,750
(AGM), 5.25%, 07/01/39	4,100	4,148,995

		7,185,745

New Jersey — 9.7%
New Jersey EDA, RB:
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	375	435,821
Series WW, 5.25%, 06/15/33	170	197,100
Series WW, 5.00%, 06/15/34	225	256,637
Series WW, 5.00%, 06/15/36	1,395	1,578,261
Series WW, 5.25%, 06/15/40	400	456,536
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	930	1,007,534
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hospital Asset Transfer Program, 5.00%, 10/01/37	1,605	1,894,398
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,150	2,584,816
5.00%, 06/15/36	5,070	5,571,271
CAB, Transportation System, Series A, 0.00%, 12/15/38(c)	5,845	3,221,881
Transportation Program, Series AA, 5.25%, 06/15/33	1,660	1,861,009
Transportation Program, Series AA, 5.00%, 06/15/38	945	1,056,094

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Transportation System, Series A, 5.50%, 06/15/41	$3,000	$3,161,220
Transportation System, Series AA, 5.50%, 06/15/39	3,785	4,235,604
Transportation System, Series B, 5.25%, 06/15/36	5,000	5,269,200
Transportation System, Series D, 5.00%, 06/15/32	900	1,025,352
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	340	405,185
South Jersey Port Corp., RB, Sub-Marine Terminal, Series A, 5.00%, 01/01/49	720	849,002
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/35	1,750	2,111,655
5.25%, 06/01/46	1,725	2,022,287
Tobacco Settlement Bonds, 5.00%, 06/01/33	1,000	1,214,910

		40,415,773

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	405	473,599

New York — 2.6%
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,650	1,838,694
City of New York Water & Sewer System, Refunding RB, Water and Sewer System, 2nd General Resolution, Fiscal 2013, Series BB, 4.00%, 06/15/47	2,855	3,058,419
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	480	511,838
5.75%, 02/15/47	290	306,823
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,570	1,906,749
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	2,810	2,968,990

		10,591,513

Ohio — 3.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	3,245	3,269,337
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	610	682,322
Northwest Local School District/Hamilton & Butler Counties, GO, School Improvements, 4.00%, 12/01/50	2,645	2,801,584
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	3,500	3,742,620
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	780	884,044
5.25%, 02/15/33	1,095	1,239,825
University of Akron, Refunding RB, Series A, 5.00%, 01/01/37	2,000	2,411,920

		15,031,652

Oregon — 0.4%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 5.00%, 06/15/36(a)	945	1,174,030
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	1,115	581,707

		1,755,737

Pennsylvania — 5.4%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	790	977,301
5.00%, 06/01/34	1,750	2,157,820
(AGM), 4.00%, 06/01/39	3,230	3,644,797
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	1,145	1,267,916

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania HFA, RB, S/F Housing Mortgage, AMT, Series 118-B, 4.05%, 10/01/40(e)	$625	$668,712
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	4,245	4,907,772
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	695	815,867
Series A-1, 5.00%, 12/01/41	2,730	3,276,628
Series B, 5.00%, 12/01/40	1,060	1,271,004
Series C, 5.50%, 12/01/23(b)	630	745,114
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	625	662,612
Pennsylvania Turnpike Commission, Refunding RB:
Series A-1, 5.00%, 12/01/40	850	1,007,063
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	860	1,042,974

		22,445,580

Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	439	449,624
Series A-1, 5.00%, 07/01/58	2,486	2,590,263
Series A-2, 4.78%, 07/01/58	7,766	7,969,624

		11,009,511

Rhode Island — 2.0%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/43	2,275	2,390,343
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	5,855	6,067,302

		8,457,645

South Carolina — 6.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(b)	260	286,416
Spartanburg Regional Health Services District, Refunding RB, Series A, 4.00%, 04/15/43	3,500	3,796,695
State of South Carolina Ports Authority, ARB, 5.25%, 07/01/20(b)	5,000	5,169,750
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	6,960	7,987,296
Series E, 5.50%, 12/01/53	1,610	1,823,647
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	2,360	2,652,404
(AGM), 5.00%, 12/01/56	2,845	3,368,110

		25,084,318

South Dakota — 0.5%
City of Rapid City South Dakota, RB, 4.00%, 12/01/48	1,760	1,909,882

Tennessee — 0.0%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	35	41,405

Texas — 14.5%
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	615	684,286
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 08/15/30(c)	10,030	8,019,888
County of Harris Texas, GO, Refunding (NPFGC)(c):
0.00%, 08/15/25	7,485	6,890,317
0.00%, 08/15/28	10,915	9,290,521

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Junior Lien, Series H (NPFGC)(c):
0.00%, 11/15/38	$5,785	$2,644,497
0.00%, 11/15/39	6,160	2,635,063
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	2,340	1,229,038
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,252,552
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,110	2,369,614
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 5.80%, 10/01/46(a)	2,365	2,491,551
Harris County-Houston Sports Authority, Refunding RB, 3rd Lien, Series A (NPFGC)(c):
0.00%, 11/15/24(b)	5,965	2,427,397
0.00%, 11/15/38	10,925	4,093,707
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	3,775	1,759,867
North Texas Tollway Authority, RB(b):
CAB, Special Project System, Series B, 0.00%, 09/01/31(c)	1,975	1,005,354
Convertible CAB, Series C, 6.75%, 09/01/31(a)	2,500	3,477,100
Special Projects System, Series A, 6.00%, 09/01/21	1,000	1,095,000
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/40	385	426,149
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	3,155	3,305,241
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	2,105	2,316,700
5.00%, 12/15/32	2,540	2,792,349

		60,206,191

Utah — 0.6%
Salt Lake City Corp. Airport Revenue, ARB, Series B, 5.00%, 07/01/43	2,000	2,473,240

Virginia — 0.8%
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay:
5.00%, 09/01/44	1,375	1,599,757
4.00%, 09/01/48	885	939,312
Virginia HDA, RB, M/F Housing, Rental Housing, Series B, 4.00%, 06/01/53	895	960,425

		3,499,494

Washington — 1.1%
State of Washington Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/38(d)	1,400	1,626,940
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	2,000	2,180,000
Providence Health & Services, Series A, 5.25%, 10/01/39	675	689,283

		4,496,223

West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	3,050	3,365,797

Wisconsin — 2.2%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,500	1,511,130
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	5,000	5,326,700

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	$1,895	$2,294,788

		9,132,618

Total Municipal Bonds — 112.3% (Cost — $414,468,753)		466,248,536

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 1.8%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	3,432	4,351,835
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	3,077	3,131,316

		7,483,151

Colorado — 1.3%
State of Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 5.00%, 08/01/44(f)	4,605	5,611,423

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,561	1,843,725

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	1,080	1,090,855

Florida — 4.0%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	3,500	4,136,965
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	1,950	2,134,372
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	10,101	10,524,498

		16,795,835

Illinois — 4.6%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,400	2,606,328
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	7,714	8,539,227
Series A, 5.00%, 01/01/40	3,045	3,584,763
Series B, 5.00%, 01/01/40	1,170	1,389,404
Series C, 5.00%, 01/01/38	2,658	3,095,460

		19,215,182

Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	5,363	6,587,566

Maryland — 0.9%
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	3,139	3,808,821

Massachusetts — 4.8%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,661	1,899,372
Massachusetts Development Finance Agency, RB, Worcester Polytechnic Institute, 4.00%, 09/01/49	5,494	5,797,563
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 4.00%, 07/01/35	7,070	8,179,495
Massachusetts School Building Authority, RB, Senior Series B, 5.00%, 11/15/46(f)	3,300	4,019,334

		19,895,764

Michigan — 4.3%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	2,220	2,606,684

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	$960	$1,158,259
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	12,615	13,935,665

		17,700,608

Nevada — 1.1%
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,900	4,659,018

New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	920	1,107,054
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,000	2,108,167

		3,215,221

New York — 11.9%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	6,240	7,058,062
2nd General Resolution, Series FF, 5.00%, 06/15/39	8,355	9,969,938
Series DD, 5.00%, 06/15/35	1,845	2,160,237
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,850	4,509,928
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,698	2,042,306
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/30	12,500	13,959,375
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,561	3,168,507
State of New York Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	5,720	6,380,031

		49,248,384

North Carolina — 1.3%
Durham Capital Fing Corp. Ltd., Refunding RB, 4.00%, 06/01/43	5,125	5,507,223

Pennsylvania — 1.8%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,020	1,204,732
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,997	6,119,579

		7,324,311

Texas — 4.2%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	7,001	7,374,467
City of San Antonio Texas Water System, Refunding RB, Water System, Junior Lien, Series C, 5.00%, 05/15/46	3,750	4,541,288
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	802,168
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,920	4,675,306

		17,393,229

Virginia — 0.6%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.00%, 07/01/48	1,996	2,475,411

Security	Par (000)	Value

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	$3,210	$3,999,788

Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	3,520	3,840,109

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.6% (Cost — $185,539,929)		197,695,624

Total Long-Term Investments — 159.9% (Cost — $600,008,682)		663,944,160

	Shares

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.20%(g)(h)	971,958	972,055

Total Short-Term Securities — 0.3% (Cost — $972,055)		972,055

Total Investments — 160.2% (Cost — $600,980,737)		664,916,215

Other Assets Less Liabilities — 1.6%		6,622,209

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.7)%		(119,210,947)

VMTP Shares at Liquidation Value — (33.1)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$415,127,477

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements which expire between November 15, 2024 to December 1, 2030 is $8,871,227. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Quality Trust (BYM)

(h)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,490,659	(3,518,701)	971,958	$972,055	$44,677	$831	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	63	12/19/19	$8,298	$(8,438)
Long U.S. Treasury Bond	108	12/19/19	17,847	(65,316)
5-Year U.S. Treasury Note	60	12/31/19	7,199	(7,255)

				$(81,009)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$81,009	$—	$81,009

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,540,255)	$—	$(4,540,255)

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$—	$—	$(137,449)	$—	$(137,449)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$37,780,414

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Quality Trust (BYM)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$663,944,160	$—	$663,944,160
Short-Term Securities	972,055	—	—	972,055

	$972,055	$663,944,160	$—	$664,916,215

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(81,009)	$—	$—	$(81,009)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(118,725,541)	$—	$(118,725,541)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

	$—	$(255,925,541)	$—	$(255,925,541)

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.1%

Alabama — 2.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$540	$606,264
5.25%, 10/01/48	1,320	1,489,501
Sub-Lien, Series D, 7.00%, 10/01/51	3,220	3,939,026
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,706,316

		7,741,107

Arizona — 3.0%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,825	1,981,202
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	7,430,931
5.00%, 12/01/37	1,000	1,375,890

		10,788,023

California — 8.5%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	2,315	3,680,109
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	3,500	3,666,740
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	1,365	1,556,892
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	160	180,982
5.25%, 08/15/49	395	443,139
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,655	1,773,647
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	490	554,028
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A, 5.00%, 05/15/40	6,500	6,667,050
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	447,834
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	3,195	3,277,910
5.25%, 06/01/47	590	610,432
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 08/01/33	3,000	2,189,160
0.00%, 08/01/43	2,500	1,246,750
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,760	1,801,835
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	825	943,379
Sub-Series I-1, 6.38%, 11/01/19(b)	1,280	1,290,944

		30,330,831

Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A:
4.00%, 08/01/44	335	370,148
4.00%, 08/01/49	1,610	1,768,553
County of Arapahoe Colorado School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	1,915	2,531,439

		4,670,140

Security	Par (000)	Value

Connecticut — 0.3%
State of Connecticut Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,005	$1,011,924

Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,295,763
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	1,260	1,456,963
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,402,523

		7,155,249

District of Columbia — 6.1%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	465	569,876
Georgetown University Issue, 5.00%, 04/01/42	380	456,760
Kipp Charter School, Series A, 6.00%, 07/01/23(b)	820	970,618
The Catholic University of America Issue, 5.00%, 10/01/48	2,525	2,976,697
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	11,500	11,897,440
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	2,195	2,356,662
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	551,633
5.25%, 10/01/44	2,000	2,006,300

		21,785,986

Florida — 4.3%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,809,639
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,450	1,666,934
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	1,255	1,312,617
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	5,000	5,209,450
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	3,300	3,714,744
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(d)(e)	1,795	1,453,950

		15,167,334

Georgia — 2.5%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,325	1,453,869
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	555	661,083
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/19(b)	915	922,530
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Mortgage Bonds, Series A, 3.60%, 12/01/44	1,585	1,689,071
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	540	725,112
5.00%, 05/15/36	540	731,624
5.00%, 05/15/37	595	813,419
5.00%, 05/15/38	325	446,583
5.00%, 05/15/49	1,095	1,584,947

		9,028,238

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.4%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	$1,480	$1,529,920

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	805	968,600

Illinois — 16.8%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/36	495	562,038
Project, 5.25%, 12/01/35	1,600	1,765,568
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/27	920	1,085,812
Dedicated Revenues, Series F, 5.00%, 12/01/22	675	729,986
Dedicated Revenues, Series G, 5.00%, 12/01/25	705	806,746
5.00%, 12/01/34	495	565,656
Chicago Board of Education, GO:
5.00%, 12/01/46	585	663,238
5.00%, 12/01/46	1,505	1,602,885
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	4,200	4,460,106
Series A, 5.75%, 01/01/39	800	845,056
Series C, 6.50%, 01/01/21(b)	6,430	6,891,417
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,229,339
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	938,364
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,140,602
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,750	1,762,372
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	7,445	7,450,658
Metropolitan Pier & Exposition Authority, Refunding RB:
McCormick Place Expansion Project, Series B (AGM), 5.00%, 06/15/50	6,725	6,915,452
McCormick Place Expansion Project, Series B-2, 5.00%, 06/15/50	2,725	2,769,799
Series B (AGM), 0.00%, 06/15/43(c)	5,700	2,617,782
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	520	559,972
6.00%, 06/01/21	1,255	1,362,277
State of Illinois, GO:
5.00%, 02/01/39	1,640	1,781,466
Series A, 5.00%, 04/01/35	2,500	2,694,325
Series A, 5.00%, 04/01/38	3,885	4,170,198
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	3,005	3,506,144
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	1,050	1,190,543

		60,067,801

Indiana — 4.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	845	990,205
7.00%, 01/01/44	3,535	4,124,991
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	3,780,270
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	485	532,773
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,610	1,763,047
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	435	480,270

Security	Par (000)	Value

Indiana (continued)
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	$915	$920,874
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	1,180	1,236,369
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,380	1,528,226

		15,357,025

Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	3,060	3,390,541
Midwestern Disaster Area, 5.25%, 12/01/25	500	551,415
Midwestern Disaster Area, 5.88%, 12/01/26(a)	445	466,124
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	155	159,191
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	1,610	1,610,709

		6,177,980

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	1,060	1,205,082
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	1,280	1,411,277

		2,616,359

Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	3,847,027
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,100	1,128,380
5.25%, 05/15/31	935	988,211
5.25%, 05/15/32	1,195	1,299,706
5.25%, 05/15/33	1,300	1,412,736
5.25%, 05/15/35	795	883,237

		9,559,297

Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	800	823,664
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	455	550,764
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	2,400	2,561,208

		3,935,636

Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	4,825	5,299,732
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	830	855,332
5.50%, 05/15/36	670	687,587
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	940	1,021,629
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	1,100	1,369,665
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	1,165	1,400,668

		10,634,613

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	$1,115	$1,234,249
5.25%, 02/15/53	2,230	2,694,086

		3,928,335

Missouri — 1.1%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 05/01/33(d)(e)	6,000	2,130,000
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	301,931
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	1,135	1,148,915
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	265	288,574

		3,869,420

Nebraska — 1.6%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	895	988,805
5.00%, 09/01/42	1,570	1,723,138
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 01/01/40	1,245	1,261,932
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 01/01/40	1,635	1,653,344

		5,627,219

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	1,860	1,932,391
Series C, AMT, 4.88%, 11/01/42	975	1,015,277

		2,947,668

New Jersey — 12.9%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,805	1,988,839
5.25%, 11/01/44	1,640	1,807,280
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	1,165	1,185,283
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	2,130	2,321,593
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 09/15/19	235	235,228
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	2,130	2,353,224
Series EEE, 5.00%, 06/15/48	4,020	4,696,244
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,570	1,816,082
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	7,475	8,896,521
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,355	1,504,958
Series A, 5.00%, 01/01/43	770	840,578
Series E, 5.00%, 01/01/45	2,810	3,275,392
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	730	811,797
Transportation Program, Series AA, 5.00%, 06/15/44	1,355	1,473,441
Transportation System, Series B, 5.25%, 06/15/36	2,690	2,834,830
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	570	638,069

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	$580	$679,957
Sub-Series B, 5.00%, 06/01/46	7,830	8,742,665

		46,101,981

New York — 6.9%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,680	2,894,775
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	2,000	2,045,140
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	790	868,299
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	2,555	2,973,509
5.25%, 11/15/39	910	1,057,511
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(b)	1,335	1,361,273
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	4,320	4,795,027
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	365	409,125
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	910	1,029,720
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,620	1,709,553
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/42	1,635	1,713,709
Special Project, 6.00%, 12/01/36	1,410	1,486,478
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	1,945	2,430,511

		24,774,630

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,000	1,033,700
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 07/01/35	1,530	1,725,595
Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	625	686,975

		3,446,270

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	1,035	1,225,751

Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 06/01/47	3,550	3,638,785
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	3,405	3,510,793
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	710	779,999
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	435	518,033
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	810	900,550

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	$870	$973,078

		10,321,238

Oklahoma — 1.8%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	2,230	2,469,323
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	1,275	1,530,000
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	2,120	2,373,531

		6,372,854

Pennsylvania — 3.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,500	2,629,050
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	685	742,417
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	615	681,020
5.00%, 09/01/43	1,350	1,645,016
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	3,030	3,467,017
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	2,065	2,079,310
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,370,166

		12,613,996

Puerto Rico — 5.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	715	726,040
5.63%, 05/15/43	740	751,418
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,690	2,803,303
5.13%, 07/01/37	770	803,472
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	795	806,591
6.00%, 07/01/44	1,445	1,466,155
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	1,721	1,762,648
Series A-1, 5.00%, 07/01/58	6,633	6,911,188
Series A-2, 4.33%, 07/01/40	906	919,907
Series A-2, 4.78%, 07/01/58	1,758	1,804,095

		18,754,817

Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	1,690	1,906,387
Series B, 4.50%, 06/01/45	2,850	2,953,341
Series B, 5.00%, 06/01/50	3,175	3,358,293

		8,218,021

South Carolina — 4.9%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	3,340	4,045,575
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	3,595	3,717,050
AMT, 5.25%, 07/01/55	1,390	1,619,183

Security	Par (000)	Value

South Carolina (continued)
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	$3,575	$4,102,670
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	1,545	1,777,631
Series E, 5.25%, 12/01/55	1,840	2,150,132

		17,412,241

Tennessee — 1.1%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	170	187,530
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	1,470	1,659,895
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	740	875,420
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	1,055	1,292,132

		4,014,977

Texas — 11.8%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	2,350	2,506,557
Sub-Lien, 5.00%, 01/01/33	390	430,229
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	665	773,701
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	460	519,119
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,260	1,587,398
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	485	577,296
County of Harris Texas Houston Sports Authority, Refunding RB, 3rd Lien, Series A (NPFGC)(c):
0.00%, 11/15/24(b)	2,300	1,055,493
0.00%, 11/15/36	23,075	9,805,029
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	6,055	3,097,556
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/48	4,955	6,035,884
Scott & White Healthcare, 6.00%, 08/15/20(b)	4,085	4,272,910
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A, 5.13%, 08/15/47(a)	1,085	1,113,590
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	2,720	3,368,285
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,000	3,136,740
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,250	2,291,827
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	1,270	1,510,360

		42,081,974

Utah — 0.8%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	955	1,143,374
5.00%, 07/01/47	995	1,177,513

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	$390	$393,237

		2,714,124

Virginia — 1.5%
County of Front Royal & Warren IDA, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	865	940,030
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	1,755	1,914,178
6.00%, 01/01/37	2,120	2,349,893

		5,204,101

Washington — 4.0%
City of Bellingham Washington Water & Sewer, RB, 5.00%, 08/01/36	5,050	5,394,966
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 01/01/43	2,335	2,753,829
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,615	1,940,584
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	815	938,513
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	2,445	2,784,146
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	375	414,000

		14,226,038

Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	916,752

Total Municipal Bonds — 127.1% (Cost — $418,772,804)		453,298,470

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 5.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(i)	3,358	3,729,225
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	10,335	10,402,178
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	3,345	4,058,685

		18,190,088

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(i)	2,463	3,069,244

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(b)	4	4,301
4.00%, 02/15/41	1,540	1,714,726

		1,719,027

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,238	2,457,888
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	4,979	6,005,410

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	$2,461	$2,652,170

		11,115,468

New York — 12.3%
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(i)	9,150	9,787,023
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(b)	1,083	1,151,810
5.75%, 02/15/47	666	708,558
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	12,784,944
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	7,040	7,723,584
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	2,790	3,366,498
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	7,217	8,321,555

		43,843,972

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,740	3,246,982

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,521	3,087,355

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,695	1,780,936

Texas — 3.6%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,660	2,941,126
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	4,001,158
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,241	2,344,398
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	3,347	3,685,204

		12,971,886

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,072	3,352,647

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.7% (Cost — $95,420,807)		102,377,605

Total Long-Term Investments — 155.8% (Cost — $514,193,611)		555,676,075

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.20%(j)(k)	7,110,938	$7,111,649

Total Short-Term Securities — 2.0% (Cost — $7,112,183)		7,111,649

Total Investments — 157.8% (Cost — $521,305,794)		562,787,724

Other Assets Less Liabilities — 1.4%		4,938,407

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.8)%		(59,777,388)

VMTP Shares at Liquidation Value — (42.4)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$356,648,743

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between November 15, 2019 to June 1, 2026, is $15,290,307. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,902,849	2,208,089	7,110,938	$7,111,649	$61,848	$(512)	$(761)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	25	12/19/19	$3,293	$(3,329)
Long U.S. Treasury Bond	72	12/19/19	11,898	(43,544)
5-Year U.S. Treasury Note	27	12/31/19	3,239	(3,218)

				$(50,091)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$50,091	$—	$50,091

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Municipal Income Trust II (BLE)

For the period ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,702,291)	$—	$(2,702,291)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(85,990)	$—	$(85,990)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$21,823,607

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$555,676,075	$—	$555,676,075
Short-Term Securities	7,111,649	—	—	7,111,649

	$7,111,649	$555,676,075	$—	$562,787,724

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(50,091)	$—	$—	$(50,091)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(59,518,869)	$—	$(59,518,869)
VMTP Shares at Liquidation Value	—	(151,300,000)	—	(151,300,000)

	$—	$(210,818,869)	$—	$(210,818,869)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments August 31, 2019	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 126.8%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$1,745	$1,873,868

Arizona — 1.1%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, 5.00%, 01/01/38	3,000	3,650,790
University of Arizona Board of Regents, Refunding RB, Series A, 5.00%, 06/01/40	2,300	2,735,873

		6,386,663

California — 19.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	5,370	5,625,827
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	3,330	3,821,075
2nd, 5.25%, 05/01/33	6,370	7,237,275
5.00%, 05/01/44	3,430	3,903,889
City of Los Angeles California Department of Airports, ARB, Sub-Series A, AMT, 5.00%, 05/15/42	1,750	2,101,068
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC), 5.75%, 12/01/36	3,285	3,321,529
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.75%, 03/01/34	4,450	4,729,237
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/44	16,000	20,036,000
County of Sacramento California Airport System Revenue, Refunding RB, AMT, Series C, 5.00%, 07/01/39	3,410	4,200,677
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(a)	4,365	5,173,049
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	3,078,561
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	15,100,500
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	4,500	5,295,735
5.50%, 11/01/33	2,000	2,344,600
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	3,240	3,738,668
State of California University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/42	3,500	4,388,895
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	1,685	1,992,024
University of California, Refunding RB, Series AR, 5.00%, 05/15/38	10,000	12,312,500

		108,401,109

Colorado — 2.6%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	2,700	3,140,802
5.50%, 11/15/30	1,040	1,207,409
5.50%, 11/15/31	1,250	1,449,587
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/43	7,500	9,155,850

		14,953,648

Security	Par (000)	Value

Florida — 8.4%
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	$5,360	$6,185,654
5.25%, 10/01/30	3,255	3,719,033
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	7,100	7,591,391
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	240	245,575
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	110	112,548
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	3,145	3,590,961
Series B, AMT, 6.25%, 10/01/38	1,405	1,632,132
Series B, AMT, 6.00%, 10/01/42	1,885	2,179,117
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	2,870	3,327,622
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31(a)	5,465	6,020,025
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, Series A, 4.00%, 10/01/44	8,000	9,006,080
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	3,225	3,677,532

		47,287,670

Hawaii — 2.0%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	5,985	6,959,657
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	1,350	1,543,266
5.25%, 08/01/26	2,500	2,856,825

		11,359,748

Idaho — 2.0%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 4.00%, 12/01/43	10,000	11,148,800

Illinois — 14.3%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 01/01/30	6,500	7,298,070
5.50%, 01/01/32	6,275	7,018,023
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	8,020	8,949,678
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/39	1,185	1,251,739
3rd Lien, Series C, 6.50%, 01/01/21(a)	16,800	18,005,568
Senior Lien, Series D, 5.25%, 01/01/42	2,630	3,207,311
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B, 5.00%, 01/01/35	4,300	5,215,341
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	10,960	11,716,130
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	7,735	7,939,978
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	4,000	4,322,800
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	4,365	4,700,538
6.00%, 06/01/21	1,245	1,351,423

		80,976,599

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.2%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	$1,240	$1,366,269

Kansas — 0.9%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	4,000	4,913,120

Kentucky — 2.0%
Kentucky Public Energy Authority, RB, Gas Supply, Series C-1, 4.00%, 12/01/49(b)	10,000	11,157,700

Massachusetts — 7.4%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 09/01/42	22,535	25,026,469
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/41	4,710	5,732,353
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/27	1,000	1,169,210
Massachusetts Housing Finance Agency, Refunding RB, Series G, 3.45%, 12/01/30	3,100	3,338,483
Massachusetts School Building Authority, RB, Sub Series B, 4.00%, 02/15/42	6,200	6,674,176

		41,940,691

Michigan — 1.4%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/36	10	10,038
Michigan Finance Authority, Refunding RB, Henry Ford Health System:
4.00%, 11/15/46	5,470	5,959,291
5.00%, 11/15/41	1,525	1,836,131

		7,805,460

Mississippi — 2.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM):
6.88%, 12/01/40	6,405	7,707,392
Special Obligation, 6.75%, 12/01/31	3,775	4,514,787
Special Obligation, 6.75%, 12/01/33	2,350	2,810,788

		15,032,967

Nevada — 2.0%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	11,175	11,308,541

New Jersey — 11.3%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	7,000	7,882,490
(AGM), 5.00%, 01/01/31	2,425	2,714,327
New Jersey EDA, Refunding RB, Series B, 5.50%, 06/15/30	4,080	4,953,038
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	1,880	2,000,527
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	10,000	12,022,400
Transportation System, Series AA, 5.50%, 06/15/39	8,175	9,148,234
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 4.25%, 12/15/38	5,745	6,324,728
New Jersey Turnpike Authority, Refunding RB, Series A, 5.00%, 01/01/34	1,685	2,032,497
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	15,000	16,748,400

		63,826,641

Security	Par (000)	Value

New York — 11.4%
City of New York, GO, Sub-Series F-1, 5.00%, 04/01/40	$4,850	$6,073,219
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 4.00%, 02/15/44	8,750	9,824,675
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	4,490	5,145,046
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/37	6,140	7,456,969
Series D, 4.00%, 11/15/42	2,500	2,763,950
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Subordinate, Series C, 4.00%, 05/01/43	5,000	5,670,050
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 12/15/20(a)	2,300	2,429,444
5.38%, 06/15/43	1,175	1,231,999
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	10,000	10,542,700
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, Series 225th, 4.00%, 09/01/38	6,750	7,953,120
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/38	4,400	5,452,920

		64,544,092

Ohio — 5.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	4,650	4,684,875
State of Ohio, RB, Cleveland Clinic Health System Obligated Group:
4.00%, 01/01/40(c)	4,275	4,875,210
4.00%, 01/01/41(c)	7,285	8,286,615
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 4.00%, 01/01/43	2,500	2,802,575
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/31	5,145	5,837,105
5.25%, 02/15/32	2,250	2,550,128

		29,036,508

Pennsylvania — 5.8%
Pennsylvania Turnpike Commission, RB:
Series A, 5.25%, 12/01/44	5,000	6,311,150
Sub-Series A, 5.50%, 12/01/46	18,570	22,978,332
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	3,000	3,351,150

		32,640,632

Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	613	627,835
Series A-1, 5.00%, 07/01/58	3,472	3,617,616
Series A-2, 4.33%, 07/01/40	10,137	10,292,603
Series A-2, 4.78%, 07/01/58	875	897,942

		15,435,996

South Carolina — 6.5%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	6,735	7,759,932
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 07/01/25	4,490	5,140,466
5.50%, 07/01/38	3,000	3,405,930
6.00%, 07/01/38	5,270	6,079,999
5.50%, 07/01/41	4,170	4,721,149

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/37	$4,480	$5,499,917
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	3,445	4,033,303

		36,640,696

South Dakota — 0.2%
South Dakota Housing Development Authority, RB, S/F Housing, Series B, 4.05%, 11/01/38	910	1,006,496

Texas — 14.1%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	4,190	4,743,792
City of Houston, Refunding, GOL, Series A, 4.00%, 03/01/44	10,000	11,374,300
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/20(a)	5,580	5,817,652
Series H, 5.00%, 11/01/37	4,575	4,873,519
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	4,282,327
North Texas Tollway Authority, Refunding RB, 1st Tier (AGM), 6.00%, 01/01/21(a)	5,555	5,912,076
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	7,170	8,056,929
State of Texas, GO:
Transportation Commission Highway Improvement, 5.00%, 04/01/43	15,550	18,762,164
Water Financial Assistance, Series D, 5.00%, 05/15/40	4,000	4,753,520
Texas Water Development Board, RB:
State Water Implementation Fund, Series B, 4.00%, 10/15/43	5,000	5,639,550
State Water Implementation Revenue, 5.25%, 10/15/46	4,780	5,899,380

		80,115,209

Utah — 2.5%
County of Utah, RB, IHC Health Services, Inc., Series B, 5.00%, 05/15/46	7,500	9,032,625
Utah State University, RB, Series B (AGM), 4.00%, 12/01/45	4,390	4,911,356

		13,943,981

Virginia — 0.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	1,750	1,894,778

Washington — 0.5%
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	3,107,675

Total Municipal Bonds — 126.8% (Cost — $667,195,454)		718,105,557

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

Alabama — 8.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group:
Series B, 5.00%, 11/15/46	27,798	33,460,716
Series C, 5.00%, 11/15/46	11,920	14,336,184

		47,796,900

Massachusetts — 4.5%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series E, 5.25%, 09/01/43	20,000	25,451,200

Security	Par (000)	Value

Michigan — 4.0%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, Series A, 4.00%, 12/01/40	$10,100	$11,258,773
Michigan Finance Authority, RB, Mclaren Health Care, Series A, 4.00%, 02/15/44	10,000	11,255,200

		22,513,973

Nevada — 2.0%
County of Clark Nevada, GOL, Las Vagas Convention and Visitor, 4.00%, 07/01/47	10,000	11,118,000

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,961	3,120,086

New York — 14.6%
City of New York Transitional Finance Authority, RB, Series, S-1, 5.00%, 07/15/43	11,825	14,715,977
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(e):
5.75%, 02/15/21(a)	5,726	6,088,137
5.75%, 02/15/47	3,523	3,745,237
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 4.00%, 02/15/44	30,165	33,869,861
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	13,950	15,282,774
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(e)	8,200	8,996,220

		82,698,206

Pennsylvania — 1.9%
Geisinger Authority Pennsylvania, Refunding RB, Geisinger Health System, Series A, 4.00%, 06/01/41	10,000	10,771,700

Texas — 1.8%
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(a)	9,640	10,461,232

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.7% (Cost — $200,784,597)		213,931,297

Total Long-Term Investments — 164.5% (Cost — $867,980,051)		932,036,854

	Shares

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.20%(f)(g)	3,255,767	3,256,093

Total Short-Term Securities — 0.6% (Cost — $3,256,098)		3,256,093

Total Investments — 165.1% (Cost — $871,236,149)		935,292,947

Other Assets Less Liabilities — 0.3%		1,597,066

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.0)%		(96,318,855)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (48.4)%		(274,230,085)

Net Assets Applicable to Common Shares — 100.0%		$566,341,073

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings Investment Quality Fund (MFL)

(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to August 15, 2020, is $9,235,612. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,018,845	2,236,922	3,255,767	$3,256,093	$45,324	$815	$(5)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	50	12/19/19	$6,586	$(5,534)
Long U.S. Treasury Bond	160	12/19/19	26,440	(96,765)
5-Year U.S. Treasury Note	62	12/31/19	7,439	(7,117)

				$(109,416)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contract(a)	$—	$—	$—	$—	$109,416	$—	$109,416

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,979,459)	$—	$(5,979,459)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(155,769)	$—	$(155,769)

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2019	BlackRock MuniHoldings Investment Quality Fund (MFL)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$47,158,813

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$932,036,854	$—	$932,036,854
Short-Term Securities	3,256,093	—	—	3,256,093

	$3,256,093	$932,036,854	$—	$935,292,947

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(109,416)	$—	$—	$(109,416)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(95,978,045)	$—	$(95,978,045)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

	$—	$(370,578,045)	$—	$(370,578,045)

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2019	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 118.4%

Alabama — 1.7%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 05/01/34	$1,850	$1,897,286
5.38%, 12/01/35	1,000	1,073,850
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	7,610	8,008,612

		10,979,748

Alaska — 0.6%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, 5.00%, 12/01/41	3,000	3,487,860

Arizona — 5.2%
Arizona IDA, RB, S/F Housing, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 4.00%, 06/01/44	1,435	1,558,439
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(b)	2,500	2,762,300
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 07/01/20(a)	2,000	2,063,860
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 07/01/33	2,245	2,574,768
6.88%, 07/01/44	3,440	3,932,470
City of Phoenix Arizona IDA, Refunding RB,(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	600	658,434
5.00%, 07/01/45	760	815,860
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	1,125	1,234,564
Legacy Traditional School Projects, 5.00%, 07/01/45	700	750,386
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 06/01/35	3,300	3,389,694
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	9,805	13,490,601

		33,231,376

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	3,790	4,093,958

California — 2.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	5,600	5,866,784
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	2,800	3,407,908
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	855	877,187
5.25%, 06/01/47	1,025	1,060,496
Oakland Unified School District/Alameda County, GO, Series A, 5.00%, 08/01/40	1,000	1,180,320
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 08/01/46(c)	10,000	4,611,300

		17,003,995

Colorado — 0.9%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	1,025	1,092,886
Colorado Health Facilities Authority, Refunding RB, AdventHealth Obligated Group, 4.00%, 11/15/43	2,320	2,656,887
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	1,000	1,053,510

Security	Par (000)	Value

Colorado (continued)
Serenity Ridge Metropolitan District No 2, GO, Series A, 5.13%, 12/01/43	$1,000	$1,074,650

		5,877,933

Connecticut — 0.7%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	3,325	4,096,101

Delaware — 0.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,500	2,612,425
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/43	2,780	3,314,288

		5,926,713

District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	416,233
5.25%, 10/01/44	650	652,047

		1,068,280

Florida — 7.9%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(b):
5.00%, 05/01/32	905	984,278
5.00%, 05/01/48	2,270	2,411,807
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	9,370	11,468,786
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 07/01/42	3,750	4,104,563
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(a)	10,290	10,762,414
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 04/01/45	4,625	5,340,950
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGM), 5.00%, 07/01/35	8,900	9,131,934
Florida Development Finance Corp., RB, VRDN, Virgin Trains USA Passenger Rail Project, Series B, AMT, 1.90%, 01/01/49(d)	4,570	4,566,372
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
4.63%, 05/01/27	255	274,502
5.25%, 05/01/37	470	519,923
5.38%, 05/01/47	770	843,358

		50,408,887

Georgia — 1.4%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 01/01/29	1,070	1,121,638
County of Fulton Development Authority, RB, Georgia Institute of Technology, 4.00%, 06/15/49	1,575	1,794,697
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/19(a)	3,335	3,362,447
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,855	2,685,001

		8,963,783

Hawaii — 0.8%
State of Hawaii Harbor System, RB, Series A, 5.50%, 07/01/35	5,000	5,172,300

Illinois — 10.1%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/36	865	982,147
Project, 5.25%, 12/01/35	2,785	3,073,192

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) August 31, 2019	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO, Refunding,:
Dedicated Revenues, Series D, 5.00%, 12/01/25	$1,560	$1,785,139
Dedicated Revenues, Series G, 5.00%, 12/01/25	1,200	1,373,184
5.00%, 12/01/34	865	988,470
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	995	1,128,071
5.00%, 12/01/46	2,575	2,742,478
City of Chicago Illinois O’Hare International Airport, GARB, Senior Lien, Series D, AMT, 5.00%, 01/01/42	1,450	1,699,211
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,262,384
City of Chicago Illinois Wastewater Transmission, Refunding RB, 2nd Lien, Series C, 5.00%, 01/01/39	1,000	1,118,080
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	5,000	5,501,650
Illinois Finance Authority, RB, Memorial Health System, Series A, 5.25%, 07/01/44	1,785	1,999,075
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 05/15/20(a)	3,205	3,313,105
OSF Healthcare System, 6.00%, 05/15/39	525	540,188
Presence Health Network, Series C, 5.00%, 02/15/41	3,600	4,361,652
Metropolitan Pier & Exposition Authority, RB:
Mccormick Place Expansion (BAM), 0.00%, 12/15/56(c)	8,755	2,384,862
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	425	479,931
Metropolitan Pier & Exposition Authority, Refunding RB, Mccormick Place Expansion (BAM), 0.00%, 12/15/54(c)	12,215	3,645,811
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	2,645	2,871,095
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	850	882,853
Series C (NPFGC), 7.75%, 06/01/20	805	842,304
State of Illinois, GO, Series D, 5.00%, 11/01/28	1,965	2,298,559
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	7,990	9,739,410
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	8,565	8,594,378

		64,607,229

Indiana — 3.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 01/01/34	2,250	2,636,640
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	700	782,040
6.75%, 01/15/43	570	632,295
Indiana Finance Authority, Refunding RB, Indiana University Health Obligated Group, Series C, 1.25%, 12/01/31(d)	13,810	13,810,000
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,640	2,908,831
State of Indiana Finance Authority, Refunding RB, Deaconess Health System, Series A, 5.00%, 03/01/39	3,000	3,430,290

		24,200,096

Iowa — 1.7%
Iowa Finance Authority, RB, Lifespace Communities, Inc., Series A, 5.00%, 05/15/36	1,050	1,192,496
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	4,000	4,411,320
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 06/01/34	1,000	1,002,580

Security	Par (000)	Value

Iowa (continued)
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	$3,950	$4,432,216

		11,038,612

Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	1,965	2,182,643
Wyandotte County-Kansas City Unified Government Utility System, RB, Series A, 5.00%, 09/01/40	3,700	4,347,537

		6,530,180

Kentucky — 0.9%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 09/01/39	1,000	1,002,870
Kentucky Economic Development Finance Authority, Refunding RB, Commonspirit Health, Series A, 5.00%, 08/01/49	3,840	4,650,970

		5,653,840

Louisiana — 3.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	2,615	2,756,158
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40(d)	2,210	2,350,313
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,420	3,614,632
5.25%, 05/15/32	4,375	4,758,337
5.25%, 05/15/33	4,750	5,161,920
5.25%, 05/15/35	1,500	1,666,485

		20,307,845

Maryland — 2.5%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	545	585,788
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	4,935	5,917,213
Maryland Health & Higher Educational Facilities Authority, Refunding RB,:
Charlestown Community Project, 6.25%, 01/01/21(a)	2,000	2,134,340
Meritus Medical Center Issue, 5.00%, 07/01/40	6,350	7,285,609

		15,922,950

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.25%, 01/01/42	1,895	2,281,201
Emerson College Issue, Series A, 5.00%, 01/01/47	845	992,528
UMass Dartmouth Student Housing Project, 5.00%, 10/01/43	4,480	5,289,536
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	1,620	1,942,234
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,785	1,817,648

		12,323,147

Michigan — 0.3%
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	1,775	2,134,065

Minnesota — 0.7%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 07/01/45	1,500	1,604,790
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	1,940	2,149,675

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 07/01/52(b)	$695	$759,496

		4,513,961

Mississippi — 4.1%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 04/01/22	9,160	10,264,604
Series B, 6.70%, 04/01/22	4,500	5,080,050
Mississippi Development Bank, Refunding RB, Municipal Energy Agency Of Mississippi, Series A (AGM), 4.00%, 03/01/41	3,000	3,254,700
State of Mississippi, RB, Series A:
5.00%, 10/15/37	1,105	1,390,875
4.00%, 10/15/38	5,535	6,312,557

		26,302,786

Montana — 0.1%
Montana State Board of Housing, RB, S/F Housing, Series B-2:
3.50%, 12/01/42	335	350,283
3.60%, 12/01/47	515	539,900

		890,183

Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	6,200	6,804,748

Nevada — 2.5%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	2,250	2,668,568
City of Reno Nevada, Refunding RB, Series A-1 (AGM):
4.00%, 06/01/43	5,230	5,649,864
4.00%, 06/01/46	245	263,571
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	4,080	5,176,337
5.00%, 06/01/37	1,500	1,897,905

		15,656,245

New Jersey — 10.3%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	1,400	1,542,800
New Jersey EDA, RB,:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,530	1,782,068
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	10,000	11,260,700
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,050	1,182,888
School Facilities Construction, Series UU, 5.00%, 06/15/40	3,390	3,780,223
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	4,775	5,072,196
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/38(c)	7,260	4,001,857
Transportation Program, Series AA, 5.25%, 06/15/33	8,750	9,809,537
5.25%, 06/15/41	780	889,395
5.00%, 06/15/44	4,450	4,948,623
Transportation System, Series B, 5.50%, 06/15/31	8,000	8,503,440
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	5,430	6,542,010

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	$4,550	$5,334,147
Sub-Series B, 5.00%, 06/01/46	665	742,512

		65,392,396

New York — 3.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(b)	2,145	2,401,285
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	3,500	3,578,995
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,435	4,437,617
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	3,675	3,675,808
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 2(b):
5.15%, 11/15/34	460	515,609
5.38%, 11/15/40	1,145	1,295,636
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,336,670
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,992,471
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	2,740	2,962,296

		24,196,387

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	950	950,038
5.88%, 06/01/47	2,525	2,543,938
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(a)	2,875	2,964,326
County of Butler Port Authority, RB, StoryPoint Fairfield Project, Series A-1(b):
6.38%, 01/15/43	675	731,653
6.50%, 01/15/52	390	421,637
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,690	1,856,617
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	1,915	2,142,042
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 11/13/23(a)	7,430	8,762,050
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(b)	1,385	1,539,829

		21,912,130

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	2,205	2,646,000

Oregon — 0.2%
State of Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	800	983,968

Pennsylvania — 12.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(b)	1,725	1,941,056
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	365	431,467

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) August 31, 2019	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
City of Philadelphia PA Water & Wastewater Revenue, RB, Series B, 5.00%, 11/01/54	$6,030	$7,483,893
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 07/01/43	5,000	5,113,600
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	2,955	3,653,296
5.00%, 03/01/43	2,145	2,641,503
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University:
Series A, 5.00%, 09/01/48	3,330	4,026,003
Project, 4.00%, 09/01/49	6,750	7,441,133
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	4,170	4,358,025
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38	1,855	2,087,951
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	4,385	5,411,616
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	2,565	2,966,474
VRDN, Waste Management, Inc. Project, AMT, 2.15%, 07/01/41(d)	635	650,640
Pennsylvania HFA, RB, S/F Housing Mortgage, AMT, Series 118-B, 4.05%, 10/01/40(e)	1,360	1,455,118
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	7,000	7,361,200
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, Subordinate, Special Motor License Fund, 5.00%, 12/01/41	1,700	2,054,841
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/41	440	528,101
Sub-Series B-1, 5.25%, 06/01/47	5,680	6,841,617
Subordinate, Series A, 5.00%, 12/01/44	10,130	12,430,017

		78,877,551

Puerto Rico — 4.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,340	1,360,690
5.63%, 05/15/43	1,335	1,355,599
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	3,820	3,980,898
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	1,360	1,379,829
6.00%, 07/01/44	2,455	2,490,941
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	2,921	2,991,688
Series A-1, 5.00%, 07/01/58	11,128	11,594,708
Series A-2, 4.33%, 07/01/40	1,539	1,562,624
Series A-2, 4.78%, 07/01/58	3,003	3,081,739

		29,798,716

Rhode Island — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	6,820	7,067,293
5.00%, 06/01/50	2,000	2,115,460

		9,182,753

Security	Par (000)	Value

South Carolina — 1.8%
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	$2,690	$3,273,219
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	750	849,525
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	7,537,147

		11,659,891

Texas — 13.4%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/40	1,215	1,399,352
5.00%, 01/01/45	3,500	4,021,220
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 01/01/21(a)	1,000	1,060,140
6.00%, 01/01/21(a)	4,300	4,572,706
Series A, 5.00%, 01/01/43	6,925	7,546,657
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,665	3,007,506
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	4,005	5,050,866
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	850	1,011,755
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(a)	4,630	4,842,980
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/44	3,500	3,869,985
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,100	1,143,758
New Hope Cultural Education Facilities Corp., RB:
Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	500	556,640
Jubilee Academic Center Project, Series A, 5.00%, 08/15/37(b)	2,000	2,059,020
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 01/01/33	1,600	1,791,344
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 06/01/22(a)	1,000	1,106,810
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 5.00%, 01/01/48	5,350	6,520,794
5.00%, 01/01/38	5,000	5,862,600
State of Texas, GO, VRDN, Series B (State Street Bank Trust LOC SBPA), 1.44%, 12/01/43(d)	12,440	12,440,000
Texas Private Activity Bond Surface Transportation Corp., RB:
Segment 3C Project, AMT, 5.00%, 06/30/58	3,575	4,236,661
Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	8,000	8,364,640
Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	4,797,559

		85,262,993

Virginia — 4.4%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 03/01/36	430	479,785
5.50%, 03/01/46	1,475	1,638,356

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 07/15/20(a)	$3,030	$3,132,384
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	3,665	3,665,037
Virginia Small Business Financing Authority, RB, AMT:
95 Express Lanes LLC Project, 5.00%, 07/01/49	1,990	2,120,663
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	2,150	2,383,146
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 5.50%, 01/01/42	5,140	5,595,764
Transform 66 P3 Project, 5.00%, 12/31/49	7,895	9,164,358

		28,179,493

Washington — 2.7%
Port of Seattle Washington, ARB, AMT,:
Intermediate Lien, Series C, 5.00%, 05/01/37	4,905	5,980,471
Series A, 5.00%, 05/01/43	1,295	1,556,072
State of Washington, COP, Series B:
5.00%, 07/01/36	1,725	2,136,947
5.00%, 07/01/38	2,300	2,837,510
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,010	4,566,227

		17,077,227

West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 09/01/32	2,500	2,500,000

Wisconsin — 1.0%
Public Finance Authority, Refunding RB, The Evergreens Obligated Group, 5.00%, 11/15/49	1,095	1,266,302
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	4,080	4,940,757

		6,207,059

Wyoming — 0.6%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	1,120	1,329,888
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	2,215	2,356,849

		3,686,737

Total Municipal Bonds — 118.4% (Cost — $694,070,872)		754,760,122

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 2.9%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	14,998	18,200,380

Colorado — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(g)	6,504	8,122,361
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(g)	3,285	3,608,507

		11,730,868

Florida — 2.4%
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	14,747	15,364,603

Security	Par (000)	Value

Illinois — 2.0%
State of Illinois Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	$10,976	$13,039,025

Kentucky — 1.5%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/19(a)	9,195	9,287,134

Louisiana — 2.9%
City of Shreveport Louisiana Water & Sewer Revenue, RB, Junior Lien, Series B (AGM):
4.00%, 12/01/44	5,542	6,126,886
4.00%, 12/01/49	11,133	12,308,684

		18,435,570

Maryland — 2.0%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	4,898	5,920,305
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	5,509	6,712,327

		12,632,632

Michigan — 2.5%
Michigan Finance Authority, RB:
Mclaren Health Care, Series A, 4.00%, 02/15/44	6,646	7,471,786
Multi Model- McLaren Health Care, 4.00%, 02/15/47	7,434	8,357,844

		15,829,630

New York — 1.7%
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	10,001	10,971,000

Oregon — 0.3%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	1,604	1,619,547

Pennsylvania — 2.0%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	7,250	8,161,615
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	3,925	4,650,535

		12,812,150

Texas — 5.4%
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 05/15/20(a)	10,000	10,268,298
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 07/01/27	19,740	24,492,405

		34,760,703

Virginia — 2.1%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(g)	6,960	8,464,891
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,113,162

		13,578,053

Washington — 2.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	10,000	12,460,400

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.5% (Cost — $185,046,737)		200,721,695

Total Long-Term Investments — 149.9% (Cost — $879,117,609)		955,481,817

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) August 31, 2019	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.20%(h)(i)	16,623,641	$16,625,304

Total Short-Term Securities — 2.6% (Cost — $16,626,965)		16,625,304

Total Investments — 152.5% (Cost — $895,744,574)		972,107,121

Other Assets Less Liabilities — 1.5%		10,215,790

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.8)%		(100,886,587)

VMTP Shares at Liquidation Value — (38.2)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$637,636,324

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to August 1, 2027, is $18,416,353.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	159,172	16,464,469	16,623,641	$16,625,304	$93,247	$1,971	$(1,661)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	38	12/19/19	$5,005	$(3,983)
Long U.S. Treasury Bond	87	12/19/19	14,377	(52,616)
5-Year U.S. Treasury Note	19	12/31/19	2,280	(1,447)

				$(58,046)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$58,046	$—	$58,046

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock MuniVest Fund, Inc. (MVF)

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(6,450,748)	$—	$(6,450,748)

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$—	$—	$(98,351)	$—	$(98,351)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,389,889

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$955,481,817	$—	$955,481,817
Short-Term Securities	16,625,304	—	—	16,625,304

	$16,625,304	$955,481,817	$—	$972,107,121

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(58,046)	$—	$—	$(58,046)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(100,463,322)	$—	$(100,463,322)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

	$—	$(344,263,322)	$—	$(344,263,322)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

August 31, 2019

	BBK	BAF	BYM	BLE

ASSETS
Investments at value — unaffiliated(a)	$283,924,576	$231,346,638	$663,944,160	$555,676,075
Investments at value — affiliated(b)	7,802	467,015	972,055	7,111,649
Cash	54,500	36,391	130,829	78,039
Cash pledged for futures contracts	181,050	121,800	437,050	258,800
Receivables:
Investments sold	—	3,474	1,145,000	—
Dividends — affiliated	310	685	1,284	8,516
Interest — unaffiliated	2,878,650	2,327,921	6,709,832	6,419,095
Prepaid expenses	27,341	27,200	28,398	27,849

Total assets	287,074,229	234,331,124	673,368,608	569,580,023

ACCRUED LIABILITIES
Payables:
Income dividend distributions — Common Shares	573,501	450,595	1,267,501	1,364,882
Interest expense and fees	76,544	179,808	485,406	258,519
Investment advisory fees	138,693	108,471	311,833	264,374
Trustees’ and Officer’s fees	31,460	23,141	72,732	65,807
Other accrued expenses	126,053	111,704	166,587	153,954
Variation margin on futures contracts	3,938	2,344	11,531	4,875

Total accrued liabilities	950,189	876,063	2,315,590	2,112,411

OTHER LIABILITIES
TOB Trust Certificates	29,194,266	54,029,549	118,725,541	59,518,869
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	79,900,000	42,200,000	137,200,000	151,300,000

Total other liabilities	109,094,266	96,229,549	255,925,541	210,818,869

Total liabilities	110,044,455	97,105,612	258,241,131	212,931,280

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$177,029,774	$137,225,512	$415,127,477	$356,648,743

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$149,545,188	$124,019,631	$362,795,037	$324,985,338
Accumulated earnings	27,484,586	13,205,881	52,332,440	31,663,405

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$177,029,774	$137,225,512	$415,127,477	$356,648,743

Net asset value per Common share	$16.82	$15.68	$15.72	$15.16

(a) Investments at cost — unaffiliated	$254,950,920	$213,336,559	$600,008,682	$514,193,611
(b) Investments at cost — affiliated	$7,802	$467,015	$972,055	$7,112,183
(c) Preferred Shares outstanding, par value $0.001 per share	799	422	1,372	1,513
(d) Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited
(e) Par value per Common Share	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	10,522,957	8,749,418	26,406,273	23,532,446
(g) Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See notes to financial statements.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2019

	MFL	MVF

ASSETS
Investments at value — unaffiliated(a)	$932,036,854	$955,481,817
Investments at value — affiliated(b)	3,256,093	16,625,304
Cash	174,181	94,718
Cash pledged for futures contracts	579,150	311,500
Receivables:
Investments sold	4,734,749	2,490,000
Dividends — affiliated	3,474	16,261
Interest — unaffiliated	10,105,926	10,394,544
Prepaid expenses	30,362	33,490

Total assets	950,920,789	985,447,634

ACCRUED LIABILITIES
Payables:
Investments purchased	11,321,500	—
Income dividend distributions — Common Shares	1,724,277	2,301,691
Interest expense and fees	340,810	423,265
Investment advisory fees	404,510	413,585
Trustees’ and Officer’s fees	314,344	148,690
Other accrued expenses	255,526	255,413
Variation margin on futures contracts	10,619	5,344

Total accrued liabilities	14,371,586	3,547,988

OTHER LIABILITIES
TOB Trust Certificates	95,978,045	100,463,322
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	274,230,085	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	243,800,000

Total other liabilities	370,208,130	344,263,322

Total liabilities	384,579,716	347,811,310

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$566,341,073	$637,636,324

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$513,574,337	$577,197,773
Accumulated earnings	52,766,736	60,438,551

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$566,341,073	$637,636,324

Net asset value per Common Share	$14.94	$9.83

(a) Investments at cost — unaffiliated	$867,980,051	$879,117,609
(b) Investments at cost — affiliated	$3,256,098	$16,626,965
(c) Preferred Shares outstanding, par value $0.10 per share	2,746	2,438
(d) Preferred Shares authorized	1,000,000	10,000,000
(e) Par value per Common Share	$0.10	$0.10
(f) Common Shares outstanding	37,896,208	64,836,371
(g) Common Shares authorized	unlimited	150,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations

Year Ended August 31, 2019

	BBK	BAF	BYM	BLE

INVESTMENT INCOME
Interest — unaffiliated	$11,457,774	$9,370,022	$26,024,579	$25,311,191
Dividends — affiliated	24,987	13,255	44,677	61,848

Total investment income	11,482,761	9,383,277	26,069,256	25,373,039

EXPENSES
Investment advisory	1,760,420	1,229,314	3,520,565	3,072,277
Professional	64,059	55,927	82,747	78,372
Accounting services	53,535	47,455	68,199	68,199
Rating Agency	44,796	44,724	44,904	44,930
Transfer agent	23,571	20,597	33,899	32,823
Trustees and Officer	15,402	12,270	34,285	30,236
Registration	9,242	9,237	10,000	9,925
Printing	8,090	7,685	10,237	9,829
Custodian	4,065	7,216	13,187	6,626
Miscellaneous	23,452	15,618	28,042	21,925

Total expenses excluding interest expense, fees and amortization of offering costs	2,006,632	1,450,043	3,846,065	3,375,142
Interest expense, fees and amortization of offering costs(a)	2,640,153	2,224,682	6,062,720	5,349,243

Total expenses	4,646,785	3,674,725	9,908,785	8,724,385
Less fees waived and/or reimbursed by the Manager	(36,390)	(901)	(3,093)	(4,144)

Total expenses after fees waived and/or reimbursed	4,610,395	3,673,824	9,905,692	8,720,241

Net investment income	6,872,366	5,709,453	16,163,564	16,652,798

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	137,056	419,346	342,035	(140,365)
Investments — affiliated	301	331	831	(685)
Futures contracts	(1,949,350)	(1,341,790)	(4,540,255)	(2,702,291)
Capital gain distributions from investment companies — affiliated	236	66	—	173

	(1,811,757)	(922,047)	(4,197,389)	(2,843,168)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	13,900,718	8,470,055	31,749,834	16,826,690
Investments — affiliated	—	—	—	(761)
Futures contracts	(61,903)	(34,362)	(137,449)	(85,990)

	13,838,815	8,435,693	31,612,385	16,739,939

Net realized and unrealized gain	12,027,058	7,513,646	27,414,996	13,896,771

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$18,899,424	$13,223,099	$43,578,560	$30,549,569

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended August 31, 2019

	MFL	MVF

INVESTMENT INCOME
Interest — unaffiliated	$36,045,517	$42,492,464
Dividends — affiliated	45,324	93,247

Total investment income	36,090,841	42,585,711

EXPENSES
Investment advisory	4,987,685	4,765,346
Accounting services	125,797	130,588
Professional	97,979	108,305
Trustees and Officer	50,313	51,934
Rating Agency	45,163	45,105
Transfer agent	41,632	49,929
Custodian	32,543	23,202
Liquidity fees	27,828	—
Remarketing fees on Preferred Shares	27,464	—
Registration	14,352	26,830
Printing	11,533	12,440
Miscellaneous	26,560	36,045

Total expenses excluding interest expense, fees and amortization of offering costs	5,488,849	5,249,724
Interest expense, fees and amortization of offering costs(a)	8,821,068	8,624,170

Total expenses	14,309,917	13,873,894
Less fees waived and/or reimbursed by the Manager	(452,719)	(6,342)

Total expenses after fees waived and/or reimbursed	13,857,198	13,867,552

Net investment income	22,233,643	28,718,159

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	8,204,954	1,679,591
Investments — affiliated	721	1,797
Futures contracts	(5,979,459)	(6,450,748)
Capital gain distributions from investment companies — affiliated	94	174

	2,226,310	(4,769,186)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	32,215,276	37,883,977
Investments — affiliated	(5)	(1,661)
Futures contracts	(155,769)	(98,351)

	32,059,502	37,783,965

Net realized and unrealized gain	34,285,812	33,014,779

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$56,519,455	$61,732,938

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets

	BBK		BAF
	Year Ended August 31,		Year Ended August 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,872,366	$7,391,439	$5,709,453	$6,444,710
Net realized gain (loss)	(1,811,757)	953,349	(922,047)	725,071
Net change in unrealized appreciation (depreciation)	13,838,815	(5,906,242)	8,435,693	(7,394,607)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	18,899,424	2,438,546	13,223,099	(224,826)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(7,948,273)	(8,064,592)	(6,019,600)	(7,017,033)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	10,951,151	(5,626,046)	7,203,499	(7,241,859)
Beginning of year	166,078,623	171,704,669	130,022,013	137,263,872

End of year	$177,029,774	$166,078,623	$137,225,512	$130,022,013

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BYM		BLE
	Year Ended August 31,		Year Ended August 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$16,163,564	$17,739,356	$16,652,798	$17,822,092
Net realized gain (loss)	(4,197,389)	1,927,259	(2,843,168)	1,208,495
Net change in unrealized appreciation (depreciation)	31,612,385	(18,246,948)	16,739,939	(15,379,159)

Net increase in net assets applicable to Common Shareholders resulting from operations	43,578,560	1,419,667	30,549,569	3,651,428

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(16,599,960)	(17,745,015)	(16,376,933)	(18,242,150)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	38,608	127,225

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	26,978,600	(16,325,348)	14,211,244	(14,463,497)
Beginning of year	388,148,877	404,474,225	342,437,499	356,900,996

End of year	$415,127,477	$388,148,877	$356,648,743	$342,437,499

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets  (continued)

	MFL		MVF
	Year Ended August 31,		Year Ended August 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,233,643	$26,843,909	$28,718,159	$32,994,274
Net realized gain (loss)	2,226,310	5,357,512	(4,769,186)	4,572,478
Net change in unrealized appreciation (depreciation)	32,059,502	(33,990,948)	37,783,965	(29,636,180)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	56,519,455	(1,789,527)	61,732,938	7,930,572

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(24,253,573)	(29,099,183)	(30,068,516)	(33,923,160)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	580,514	—	1,475,965

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	32,265,882	(30,308,196)	31,664,422	(24,516,623)
Beginning of year	534,075,191	564,383,387	605,971,902	630,488,525

End of year	$566,341,073	$534,075,191	$637,636,324	$605,971,902

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended August 31, 2019

	BBK	BAF	BYM	BLE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$18,899,424	$13,223,099	$43,578,560	$30,549,569
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	50,034,939	80,020,965	95,410,328	113,587,502
Purchases of long-term investments	(54,544,854)	(84,544,863)	(101,052,612)	(102,144,143)
Net proceeds from sales (purchases) of short-term securities	2,093,285	223,462	3,519,884	(2,209,756)
Amortization of premium and accretion of discount on investments and other fees	(294,466)	1,123,472	602,703	957,134
Net realized (gain) loss on investments	(137,357)	(419,677)	(342,866)	141,050
Net unrealized appreciation on investments	(13,900,718)	(8,470,055)	(31,749,834)	(16,825,929)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	323	100	6,092	(2,566)
Interest — unaffiliated	(14,638)	125,102	(140,705)	322,251
Prepaid expenses	(15,548)	(671)	355	(14,153)

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	19,397	31,469	79,193	29,155
Investment advisory fees	(9,923)	4,973	15,641	3,066
Trustees’ and Officer’s fees	905	654	1,754	1,512
Other accrued expenses	916	2,927	(6,019)	(2,615)
Variation margin on futures contracts	469	(857)	1,859	(1,898)

Net cash provided by operating activities	2,132,154	1,320,100	9,924,333	24,390,179

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(8,042,980)	(6,080,846)	(16,705,585)	(16,338,175)
Repayments of TOB Trust Certificates	(736,653)	(2,420,845)	(14,933,807)	(16,894,887)
Repayments of Loan for TOB Trust Certificates	(466,653)	—	(818,542)	(785,631)
Proceeds from TOB Trust Certificates	6,698,979	7,257,982	21,877,888	8,916,922
Proceeds from Loan for TOB Trust Certificates	466,653	—	818,542	785,631

Net cash used for financing activities	(2,080,654)	(1,243,709)	(9,761,504)	(24,316,140)

CASH
Net increase in restricted and unrestricted cash	51,500	76,391	162,829	74,039
Restricted and unrestricted cash at beginning of year	184,050	81,800	405,050	262,800

Restricted and unrestricted cash at end of year	$235,550	$158,191	$567,879	$336,839

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,620,756	$2,193,213	$5,983,527	$5,320,088

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	38,608

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$54,500	$36,391	$130,829	$78,039
Cash pledged:
Futures contracts	181,050	121,800	437,050	258,800

Total	$235,550	$158,191	$567,879	$336,839

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—	$—
Cash pledged:
Futures contracts	184,050	81,800	405,050	262,800

Total	$184,050	$81,800	$405,050	$262,800

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Cash Flows  (continued)

Year Ended August 31, 2019

	MFL	MVF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$56,519,455	$61,732,938
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	491,491,690	333,446,300
Purchases of long-term investments	(479,505,383)	(295,704,633)
Net proceeds from sales (purchases) of short-term securities	(2,236,430)	(16,465,980)
Amortization of premium and accretion of discount on investments and other fees	6,409,068	3,171,116
Net realized (gain) loss on investments	(8,205,675)	(1,681,388)
Net unrealized appreciation on investments	(32,215,271)	(37,882,316)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(1,849)	(15,046)
Interest — unaffiliated	1,223,439	1,664,394
Prepaid expenses	1,031	3,746

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	(49,567)	14,781
Investment advisory fees	20,188	3,514
Trustees’ and Officer’s fees	1,085	(8,795)
Other accrued expenses	13,841	(9,531)
Variation margin on futures contracts	(5,264)	(1,000)

Net cash provided by operating activities	33,460,358	48,268,100

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(24,670,432)	(30,425,116)
Repayments of TOB Trust Certificates	(53,706,581)	(41,740,280)
Proceeds from TOB Trust Certificates	45,138,898	24,018,855
Amortization of deferred offering costs	16,938	—

Net cash used for financing activities	(33,221,177)	(48,146,541)

CASH
Net increase in restricted and unrestricted cash	239,181	121,559
Restricted and unrestricted cash at beginning of year	514,150	284,659

Restricted and unrestricted cash at end of year	$753,331	$406,218

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$8,853,697	$8,609,389

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$174,181	$94,718
Cash pledged:
Futures contracts	579,150	311,500

Total	$753,331	$406,218

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$110,000	$1,159
Cash pledged:
Futures contracts	404,150	283,500

Total	$514,150	$284,659

See notes to financial statements.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BBK

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.78	$16.32	$17.89	$16.49	$16.54

Net investment income(a)	0.65	0.70	0.74	0.89	0.90
Net realized and unrealized gain (loss)	1.15	(0.47)	(1.09)	1.42	0.03

Net increase (decrease) from investment operations	1.80	0.23	(0.35)	2.31	0.93

Distributions to Common Shareholders(b)
From net investment income	(0.70)	(0.77)	(0.83)	(0.90)	(0.98)
From net realized gain	(0.06)	—	(0.39)	(0.01)	—

Total distributions to Common Shareholders	(0.76)	(0.77)	(1.22)	(0.91)	(0.98)

Net asset value, end of year	$16.82	$15.78	$16.32	$17.89	$16.49

Market price, end of year	$15.95	$14.35	$15.99	$18.22	$15.23

Total Return Applicable to Common Shareholders(c)
Based on net asset value	12.35%	1.87%	(1.44)%	14.53%	5.96%

Based on market price	17.16%	(5.45)%	(5.18)%	26.29%	3.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.79%	2.49%	2.31%	1.78%	1.73%

Total expenses after fees waived and paid indirectly	2.77%	2.49%	2.31%	1.77%	1.73%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.18%	1.18%	1.19%	1.16%	1.16%

Net investment income to Common Shareholders	4.13%	4.39%	4.55%	5.18%	5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$177,030	$166,079	$171,705	$188,107	$173,363

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900	$79,900	$79,900	$79,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$321,564	$307,858	$314,899	$335,428	$316,975

Borrowings outstanding, end of year (000)	$29,194	$23,232	$22,404	$25,054	$19,495

Portfolio turnover rate	19%	38%	46%	29%	34%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BAF

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.86	$15.69	$16.56	$15.80	$15.97

Net investment income(a)	0.65	0.74	0.79	0.83	0.83
Net realized and unrealized gain (loss)	0.86	(0.77)	(0.84)	0.75	(0.18)

Net increase (decrease) from investment operations	1.51	(0.03)	(0.05)	1.58	0.65

Distributions to Common Shareholders from net investment income(b)	(0.69)	(0.80)	(0.82)	(0.82)	(0.82)

Net asset value, end of year	$15.68	$14.86	$15.69	$16.56	$15.80

Market price, end of year	$14.53	$13.54	$15.11	$15.79	$13.89

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.96%	0.18%	0.14%	10.57%	4.71%

Based on market price	12.85%	(5.22)%	1.15%	19.92%	3.68%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.82%	2.47%	2.06%	1.61%	1.50%

Total expenses after fees waived and paid indirectly	2.82%	2.47%	2.06%	1.61%	1.50%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.11%	1.08%	1.06%	1.01%	1.00%

Net investment income to Common Shareholders	4.38%	4.84%	5.06%	5.09%	5.16%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$137,226	$130,022	$137,264	$144,927	$138,203

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200	$42,200	$42,200	$42,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$425,179	$408,109	$425,270	$443,429	$427,495

Borrowings outstanding, end of year (000)	$54,030	$49,192	$44,937	$42,089	$33,470

Portfolio turnover rate	36%	28%	31%	29%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BYM

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.70	$15.32	$16.22	$15.21	$15.56

Net investment income(a)	0.61	0.67	0.75	0.82	0.84
Net realized and unrealized gain (loss)	1.04	(0.62)	(0.87)	1.02	(0.33)

Net increase (decrease) from investment operations	1.65	0.05	(0.12)	1.84	0.51

Distributions to Common Shareholders from net investment income(b)	(0.63)	(0.67)	(0.78)	(0.83)	(0.86)

Net asset value, end of year	$15.72	$14.70	$15.32	$16.22	$15.21

Market price, end of year	$14.19	$13.09	$14.84	$15.55	$13.67

Total Return Applicable to Common Shareholders(c)
Based on net asset value	12.12%	0.80%	(0.30)%	12.71%	3.85%

Based on market price	13.66%	(7.34)%	0.74%	20.23%	4.03%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.53%	2.23%	1.93%	1.56%	1.47%

Total expenses after fees waived and paid indirectly	2.53%	2.23%	1.93%	1.56%	1.47%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.98%	0.97%	0.97%	0.95%	0.96%

Net investment income to Common Shareholders	4.13%	4.50%	4.95%	5.19%	5.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$415,127	$388,149	$404,474	$428,389	$401,536

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$402,571	$382,907	$394,806	$412,237	$392,665

Borrowings outstanding, end of year (000)	$118,726	$111,781	$101,288	$100,250	$101,818

Portfolio turnover rate	15%	30%	18%	10%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLE

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.55	$15.17	$16.12	$15.25	$15.48

Net investment income(a)	0.71	0.76	0.83	0.93	0.92
Net realized and unrealized gain (loss)	0.60	(0.60)	(0.89)	0.87	(0.19)

Net increase (decrease) from investment operations	1.31	0.16	(0.06)	1.80	0.73

Distributions to Common Shareholders from net investment income(b)	(0.70)	(0.78)	(0.89)	(0.93)	(0.96)

Net asset value, end of year	$15.16	$14.55	$15.17	$16.12	$15.25

Market price, end of year	$15.48	$13.77	$15.45	$16.34	$14.18

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.52%	1.35%	(0.18)%	12.21%	5.01%

Based on market price	18.17%	(5.82)%	0.29%	22.33%	2.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.55%	2.32%	2.02%	1.62%	1.55%

Total expenses after fees waived and paid indirectly	2.55%	2.31%	2.02%	1.62%	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.98%	0.98%	0.99%	0.98%	0.98%

Net investment income to Common Shareholders	4.86%	5.12%	5.47%	5.90%	5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$356,649	$342,437	$356,901	$378,572	$357,868

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$335,723	$326,330	$335,890	$350,213	$336,529

Borrowings outstanding, end of year (000)	$59,519	$67,497	$71,274	$77,130	$68,692

Portfolio turnover rate	18%	7%	9%	7%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFL

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.09	$14.91	$15.86	$15.18	$15.46

Net investment income(a)	0.59	0.71	0.78	0.86	0.89
Net realized and unrealized gain (loss)	0.90	(0.76)	(0.87)	0.68	(0.31)

Net increase (decrease) from investment operations	1.49	(0.05)	(0.09)	1.54	0.58

Distributions to Common Shareholders from net investment income(b)	(0.64)	(0.77)	(0.86)	(0.86)	(0.86)

Net asset value, end of year	$14.94	$14.09	$14.91	$15.86	$15.18

Market price, end of year	$13.60	$12.73	$15.03	$15.86	$14.06

Total Return Applicable to Common Shareholders(c)
Based on net asset value	11.42%	(0.05)%	(0.34)%	10.56%	4.29%

Based on market price	12.27%	(10.42)%	0.46%	19.37%	7.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.67%	2.51%	2.17%	1.65%	1.54%

Total expenses after fees waived and paid indirectly	2.58%	2.41%	2.08%	1.60%	1.49%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	0.94%	0.94%	0.95%	0.94%	0.95%

Net investment income to Common Shareholders	4.15%	4.91%	5.22%	5.54%	5.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$566,341	$534,075	$564,383	$599,930	$573,885

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600	$274,600	$274,600	$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$306,242	$294,492	$305,529	$318,474	$308,990

Borrowings outstanding, end of year (000)	$95,978	$114,546	$123,111	$131,279	$85,502

Portfolio turnover rate	52%	22%	16%	27%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	0.93%	0.93%	0.94%	0.93%	0.94%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVF

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.35	$9.75	$10.38	$10.04	$10.27

Net investment income(a)	0.44	0.51	0.56	0.61	0.62
Net realized and unrealized gain (loss)	0.50	(0.39)	(0.62)	0.36	(0.21)

Net increase (decrease) from investment operations	0.94	0.12	(0.06)	0.97	0.41

Distributions to Common Shareholders from net investment income(b)	(0.46)	(0.52)	(0.57)	(0.63)	(0.64)

Net asset value, end of year	$9.83	$9.35	$9.75	$10.38	$10.04

Market price, end of year	$9.49	$8.81	$9.84	$10.77	$9.65

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.76%	1.52%	(0.38)%	9.96%	4.27%

Based on market price	13.47%	(5.22)%	(3.10)%	18.70%	4.71%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.29%	2.16%	1.92%	1.55%	1.43%

Total expenses after fees waived and paid indirectly	2.29%	2.16%	1.92%	1.55%	1.43%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs(d)	0.87%	0.89%	0.91%	0.89%	0.89%

Net investment income to Common Shareholders	4.74%	5.35%	5.71%	5.95%	6.03%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$637,636	$605,972	$630,489	$667,589	$642,889

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$361,541	$348,553	$358,609	$373,827	$363,695

Borrowings outstanding, end of year (000)	$100,463	$112,817	$139,989	$161,957	$148,867

Portfolio turnover rate	31%	21%	26%	13%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust	BAF	Delaware	Diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified

The Boards of Trustees and Boards of Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees and directors thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While the fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s management believes that the fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BBK	$391,025	$102,706	$39,927	$533,658
BAF	824,181	216,666	85,625	1,126,472
BYM	1,820,025	500,749	146,915	2,467,689
BLE	1,040,243	275,249	96,331	1,411,823
MFL	1,537,564	408,214	156,457	2,102,235
MVF	1,652,687	481,145	144,557	2,278,389

For the year ended August 31, 2019, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BBK	$49,832,574	$29,194,266	1.37% — 1.41%	$24,537,537	2.17%
BAF	97,671,620	54,029,549	1.35% — 1.53%	51,004,336	2.21
BYM	197,695,624	118,725,541	1.37% — 1.55%	112,123,339	2.20
BLE	102,377,605	59,518,869	1.35% — 1.53%	64,782,139	2.18
MFL	213,931,297	95,978,045	1.37% — 1.45%	95,967,941	2.19
MVF	200,721,695	100,463,322	1.35% — 1.50%	103,112,704	2.21

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the fund, as a TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, the fund enters into a reimbursement agreement with the Liquidity Provider where the fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at August 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at August 31, 2019.

For the year ended August 31, 2019, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BBK	$—	—%	$1,279	0.78%
BYM	—	—	17,490	0.78
BLE	—	—	2,152	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets.

	BBK	BAF	BYM	BLE
Investment advisory fees	0.65%	0.55%	0.55%	0.55%

For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, MFL and MVF pays the Manager a monthly fee at an annual rate equal to 0.55% and 0.50%, respectively, of the average daily value of each Trust’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s net asset value.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Limitations, Waivers and Reimbursements: The Manager, for MFL, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019 the waiver was $449,417.

Effective July 3, 2019, the Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BBK as a percentage of its average weekly managed assets as follows:

BBK	0.075%

This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended August 31, 2019, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were $34,790.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019, the amounts waived were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Amounts waived	$1,600	$901	$3,093	$4,144	$3,302	$6,342

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2019, there were no fees waived by the Manager pursuant to these agreements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchase	Sales	Net Realized Gain (Loss)
BAF	$—	$562,987	$(41,862)

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Purchases	$53,072,771	$83,121,466	$98,532,665	$99,469,143	$467,270,283	$295,704,633
Sales	50,034,939	79,917,681	96,555,328	113,362,502	496,151,439	335,439,330

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$—	$—	$—	$(2,448,693)	$(16,937)	$(5,276,524)
Accumulated earnings	—	—	—	2,448,693	16,937	5,276,524

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

		BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt Income(a)	8/31/2019	$9,442,804	$7,116,278	$19,801,145	$20,312,445	$30,950,975	$36,393,995
	8/31/2018	9,776,690	7,947,234	20,766,243	21,557,964	34,878,452	39,199,944
Ordinary Income(b)	8/31/2019	1,978	1,532	393,846	1,908	4,493	20,302
	8/31/2018	52,312	315	4,051	21,407	1,249	103,727
Long-term capital gains(c)	8/31/2019	609,986	—	—	—	—	—
	8/31/2018	—	—	—	—	—	—

	8/31/2019	$10,054,768	$7,117,810	$20,194,991	$20,314,353	$30,955,468	$36,414,297

	8/31/2018	$9,829,002	$7,947,549	$20,770,294	$21,579,371	$34,879,701	$39,303,671

(a)	The Trusts designate these amounts paid during the fiscal year ended August 31, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Trusts designate this amount paid during the fiscal year ended August 31, 2019 as a capital gain dividend.

As of period end, the tax components of accumulated net earnings were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$530,741	$319,719	$—	$866,470	$215,274	$—
Undistributed ordinary income	2,964	1,964	7,030	4,549	10,351	188,934
Non-expiring capital loss carryforwards(a)	—	(4,746,829)	(10,129,559)	(10,698,442)	(11,129,625)	(13,962,143)
Net unrealized gains(b)	28,965,143	17,631,027	62,454,969	41,490,828	63,670,736	74,211,760
Qualified late-year losses(c)	(2,014,262)	—	—	—	—	—

	$27,484,586	$13,205,881	$52,332,440	$31,663,405	$52,766,736	$60,438,551

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to Trustees and the treatment of residual interests in tender option bond trusts.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended August 31 2019, MFL utilized $2,116,012 of its capital loss carryforward.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$225,743,901	$160,131,833	$482,785,317	$461,716,822	$775,334,973	$796,543,747

Gross unrealized appreciation	$29,151,538	$18,009,708	$63,935,471	$45,344,966	$64,104,593	$76,337,714
Gross unrealized depreciation	(157,326)	(357,438)	(530,114)	(3,792,933)	(124,665)	(1,237,663)

Net unrealized appreciation	$28,994,212	$17,652,270	$63,405,357	$41,552,033	$63,979,928	$75,100,051

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, BAF, BYM, MFL and MVF invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each of BBK, BAF, BYM, and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

Common Shares

For the year shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BLE	MFL	MVF
2019	2,585	—	—
2018	8,405	39,363	152,734

For the year ended August 31, 2019 and August 31, 2018, shares issued and outstanding remained constant for BBK, BAF and BYM.

On November 15, 2018, the Board of Trustees authorized the Trusts to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Trust may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended August 31, 2019, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MFL (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period.

As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	6/30/11	2,746	$274,600,000	7/01/41

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, on April 15, 2020.

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating
MFL	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. MFL’s special rate period has commenced on April 17, 2014 and has a current expiration date of April 15, 2020.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Trust redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended August 31, 2019, the annualized dividend rate for the VRDP Shares was 2.44%.

For the year ended August 31, 2019, VRDP Shares issued and outstanding of the VRDP Trust remained constant.

VMTP Shares

BBK, BAF, BYM, BLE, and MVF (collectively, the “VMTP Trusts”) have each issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BBK	12/16/11	799	$79,900,000	07/02/20	Aa1	AAA
BAF	12/16/11	422	42,200,000	07/02/20	Aa1	AAA
BYM	12/16/11	1,372	137,200,000	07/02/20	Aa1	AAA
BLE	12/16/11	1,513	151,300,000	07/02/20	Aa1	AAA
MVF	12/16/11	2,438	243,800,000	07/02/20	Aa1	AAA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Trust redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended August 31, 2019, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Rate	2.64%	2.60%	2.62%	2.60%	2.60%

For the year ended August 31, 2019, VMTP Shares issued and outstanding of each Trust remained constant.

Offering Costs: MFL and the VMTP Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares, with the exception of any upfront fees paid by MFL to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividend Accrued	Deferred Offering Cost Amortization
BBK	$2,106,495	$—
BAF	1,098,210	—
BYM	3,595,031	—
BLE	3,937,420	—
MFL	6,701,895	16,938
MVF	6,345,781	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018, were classified as follows:

Net Investment Income
BBK	$8,064,592
BAF	7,017,033
BYM	17,745,015
BLE	18,242,150
MFL	29,099,183
MVF	33,923,160

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Undistributed net investment income as of August 31, 2018, was as follows:

Undistributed Net Investment Income
BBK	$1,157,190
BAF	728,463
BYM	2,104,597
BLE	1,959,535
MFL	3,071,045
MVF	3,464,573

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BBK	$0.054500	$0.054500	VMTP	W-7	$153,392
BAF	0.051500	0.051500	VMTP	W-7	81,016
BYM	0.048000	0.048000	VMTP	W-7	263,397
BLE	0.058000	0.058000	VMTP	W-7	290,466
MFL	0.045500	0.045500	VRDP	W-7	478,932
MVF	0.035500	0.035500	VMTP	W-7	468,048

(a)	Net investment income dividend paid on October 1, 2019 to Common Shareholders of record on September 16, 2019.
(b)	Net investment income dividend declared on October 1, 2019, payable to Common Shareholders of record on October 15, 2019.
(c)	Dividends declared for period September 1, 2019 to September 30, 2019.

On September 5, 2019, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, each Trust may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

NOTES TO FINANCIAL STATEMENTS	81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (the “Funds”), including the schedules of investments, as of August 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors and the Boards of Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) (collectively, the “Funds” and each, the “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	83

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, BYM ranked second out of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BYM, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BYM’s underperformance during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, BAF ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BAF, and that BlackRock has explained its rationale for this belief to the Board.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, BBK ranked in the third, second and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBK, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BBK’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, BLE ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLE, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MFL ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MFL, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MVF ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MVF, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BAF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that BBK’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver of 7.5 basis points. The waiver was implemented on July 3, 2019.

The Board noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MFL’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board noted that MVF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	85

Disclosure of Investment Advisory Agreements  (continued)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLANS	87

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and

Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofAML Securities, Inc.

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019 to elect Trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BYM	22,411,252	2,565,260	22,498,450	2,478,062	22,428,169	2,548,343	22,497,578	2,478,934
BAF	8,125,765	201,075	8,162,240	164,600	8,133,055	193,785	8,165,193	161,647
BBK	9,708,266	280,947	9,778,756	210,457	9,802,178	187,035	9,782,533	206,680
BLE	21,838,518	597,316	21,905,245	530,589	21,880,403	555,431	21,852,547	583,287

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Trustees and/or Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	57,059,263	2,065,670		56,947,832	2,177,101		57,047,359	2,077,574
	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFL	34,817,991	1,598,905	0	34,766,800	1,650,096	0	35,446,327	970,569	0

	Robert Fairbairn			Henry Gabbay			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	56,941,948	2,182,985		57,099,764	2,025,169		56,958,506	2,166,427
	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFL	35,492,471	924,425	0	35,500,797	916,099	0	34,773,598	1,643,298	0

	Catherine A. Lynch			John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	57,179,212	1,945,721		57,049,644	2,075,289		57,061,962	2,062,971
	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFL	34,826,462	1,590,434	0	35,527,064	889,832	0	34,758,333	1,658,563	0

				Frank J. Fabozzi (a)			W. Carl Kester (a)
				Votes For	Votes Withheld		Votes For	Votes Withheld
MVF				2,438	0		2,438	0
				Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MFL				2,746	0	0	2,746	0	0

(a)	Voted on by holders of preferred shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ADDITIONAL INFORMATION	91

Additional Information  (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except as described below, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 91, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

On July 29, 2019, the Board approved the elimination of MFL’s non-fundamental policy limiting investments in illiquid investments to 15% of MFL’s net assets. As a result, MFL may invest without limit in illiquid investments.

Effective July 31, 2019, each of BAF, BYM and MFL may invest up to 20% of their managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to each Trust’s other investment policies. The adoption of the new policy will have no effect on each Trust’s existing investment policy to invest either primarily or at least 80% of its assets in investment grade municipal bonds or obligations.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2019

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BYM	$0.6286370	$—	$—	$—	$0.6286370	100%	0%	0%	0%	100%
MVF*	0.4636970	—	—	0.0000630	0.4637600	100	0	0	0	100

*

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	93

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD-PSF	Guaranteed Permanent School Fund

HDA	Housing Development Authority

HFA	Housing Finance Agency

HRB	Housing Revenue Bonds

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

RB	Revenue Bonds

S/F	Single-Family

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-8/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano Frank J. Fabozzi Henry Gabbay Catherine A. Lynch Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$37,944	$37,944	$0	$0	$22,000	$22,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$22,000	$22,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Michael Perilli, Vice President at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio, Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2008, 2006, and 2018 respectively.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

            (a)(2) As of August 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Phillip Soccio	15	0	0	0	0	0
	$5.74 Billion	$0	$0	$0	$0	$0

Theodore R. Jaeckel, Jr.	33	0	0	0	0	0
	$30.39 Billion	$0	$0	$0	$0	$0

Michael Perilli	20	0	0	0	0	0
	$4.96 Billion	$0	$0	$0	$0	$0

(iv)   Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

  (a)(3) As of August 31, 2019:

  Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

 (a)(4) Beneficial Ownership of Securities – As of August 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio	$10,001-$50,000
Theodore R. Jaeckel, Jr.	None
Michael Perilli	$1-$10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: November 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund, Inc.

Date: November 5, 2019